As filed with the Securities and Exchange Commission on September 26, 2025

1933 Act Registration No. 333-71703

1940 Act Registration No. 811-09221

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.
Post-Effective Amendment No. 47	[X]
and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940	[X]
Amendment No. 49	[X]

Community Capital Trust

(formerly, The Community Reinvestment Act Qualified Investment Fund)

(Exact Name of Registrant as Specified in Charter)

261 North University Drive

Suite 520

Ft. Lauderdale, FL 33324

(Address of Principal Executive Offices)

877-272-1977

Registrant's Telephone Number, including area code

David L. Williams, Esquire

Faegre Drinker Biddle & Reath LLP

320 South Canal Street, Ste. 3300

Chicago, IL 60606

(Name and Address of Agent for Service)

It is proposed that this post-effective amendment will become effective (check appropriate box)

[ ]	Immediately upon filing pursuant to paragraph (b)

[x]	on October 1, 2025 pursuant to paragraph (b)

[ ]	60 days after filing pursuant to paragraph (a)(1)

[ ]	on (date) pursuant to paragraph (a)(1)

[ ]	75 days after filing pursuant to paragraph (a)(2)

[ ]	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ]	This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Prospectus

CCM Community Impact Bond Fund
(the “Fund” or the “CRA Fund®”)

October 1, 2025

CRA Shares (CRAIX)
Institutional Shares (CRANX)
Retail Shares (CRATX)

The Securities and Exchange Commission has not approved or disapproved the Fund’s securities or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

The CCM Community Impact Bond Fund Prospectus

This Prospectus describes the CRA Shares, Institutional Shares, and Retail Shares of the Fund. The Fund was previously known as “The Community Reinvestment Act Qualified Investment Fund.” The Fund is a series of Community Capital Trust (the “Trust”).

FUND SUMMARY

Investment Objective

The Fund’s investment objective is to provide a high level of current income consistent with the preservation of capital through investments that Community Capital Management, LLC (the “Advisor”) believes will have a positive impact.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

	CRA Shares	Institutional Shares	Retail Shares
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.30%	0.30%	0.30%
Distribution (12b-1) Fees	0.25%	None	0.25%
Other Expenses	0.32%	0.12%	0.22%
Total Annual Fund Operating Expenses	0.87%	0.42%	0.77%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in CRA Shares, Institutional Shares, and Retail Shares of the Fund for the time periods indicated and then redeem all your Shares at the end of those periods. The Example also assumes that your investment

The CCM Community Impact Bond Fund Prospectus

has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
CRA Shares	$89	$278	$482	$1,073
Institutional Shares	$43	$135	$235	$530
Retail Shares	$79	$246	$428	$954

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategy

The Fund will invest, under normal circumstances, at least 80% of its net assets in bonds, which include debt securities and other debt instruments, that meet the Fund’s impact criteria, as determined by impact methodology of the Advisor. The Fund will invest primarily in securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”) and a significant amount of its assets will be invested in single-family, multi-family and economic development loan-backed securities. As a result, the Fund will invest a significant amount of its assets in securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), and Government National Mortgage Association (“Ginnie Mae”). The Fund may also invest in certain securities issued by the Small Business Administration.

The Fund may invest in taxable and tax-exempt municipal bonds that finance community projects whose primary purpose, in the Advisor’s view, is a positive impact to the community in which the project is located. The Fund may also invest in asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables, or other financial assets which may include auto, solar and consumer loans. In addition, the Fund may invest in investment grade corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments).

The Advisor considers certain of the Fund’s investments to meet community, sustainable and impactful investment criteria, including investments that invest in specific geographic regions or meet the following targeted impact themes: Affordable Health and Rehabilitation Care; Affordable Housing; Arts, Culture and the Creative Economy; Disaster Recovery, Resilience, and Remediation; Education and Childcare; Enterprise Development and Jobs; Environmental Sustainability; Gender Lens; Human Empowerment; Minority Advancement; Poverty Alleviation; Rural Community Development; Seniors, Veterans, and

People with Disabilities; and Sustainable Communities (each, an “Impact Theme” and collectively, “Impact Themes”). The Advisor researches the use of proceeds of each bond invested in by the Fund utilizing both quantitative metrics and qualitative details to measure the impact achieved. The Advisor takes into account both impact investing and the Fund’s returns. See “CRA Qualifying Investments Strategy Risk” and “Impact Investing Risk” below for additional information.

The Fund will invest primarily (at least 51% of its net assets) in debt securities and other debt instruments that the Advisor believes will be deemed to be qualified under the Community Reinvestment Act of 1977 (“CRA”), so that financial institutions that are subject to the CRA may receive investment test or similar consideration (i.e., credit) under the CRA with respect to shares of the Fund held by them. The CRA is intended to encourage depository institutions to help meet credit needs of their entire communities, including low- and moderate-income neighborhoods, and CRA regulators encourage financial institutions to make sustainable, responsible and impactful investments. Such financial institutions are considered Fund investors subject to the CRA. The Fund will provide shareholders at least 60 days’ notice prior to a change in this policy. Not all of the investors in the Fund are subject to CRA requirements but may be seeking exposure to specific geographic regions or Impact Themes. Investors that are not subject to CRA requirements do not receive CRA consideration for their investments.

The Fund will invest primarily in (1) U.S. Government Securities and (2) other securities that have a rating at the time of purchase in the highest category assigned by a nationally recognized statistical rating organization (“Rating Agency”), for example AAA by S&P Global Ratings and/or Aaa by Moody’s Investors Service, Inc., or which are deemed by the Advisor to be of comparable quality to securities so rated, or which are credit-enhanced by one or more entities with one of the above credit ratings.

The Fund may invest up to 40% of its net assets in investment grade securities that are rated in the second or third highest rating categories by at least one Rating Agency at the time of purchase, or which are deemed by the Advisor to be of comparable quality to securities so rated, or which are credit-enhanced by one or more entities with one of the above credit ratings. U.S. Government Securities are not subject to the foregoing 40% limitation.

Principal Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is intended for investors who can accept the risks involved with its investments, such as credit risk and market risk, and who can accept the fact that there will be principal fluctuation. There can be no assurance that the Fund’s investment objective will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

The CCM Community Impact Bond Fund Prospectus

Fixed Income Risk: The market value of the Fund’s fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and increase in value if interest rates fall. Normally, the longer the maturity or duration of the fixed-income securities the Fund owns, the more sensitive the value of the Fund’s shares will be to changes in interest rates.

Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. A low or negative interest rate environment could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a decline in the Fund’s share price. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and the Fund’s share price. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Advisor. Interest rates in the United States and many other countries have risen in recent periods and may continue to rise in the future. Additionally, as a result of increasing interest rates, reserves held by banks and other financial institutions in bonds and other debt securities could face a significant decline in value relative to deposits and liabilities, which coupled with general economic headwinds resulting from a changing interest rate environment, creates liquidity pressures at such institutions. As a result, certain sectors of the credit markets could experience significant declines in liquidity, and it is possible that the Fund will not be able to manage this risk effectively.

Prepayment Risk: Prepayment risk is the risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates. Prepayment impacts both the interest rate sensitivity of the underlying asset, such as an asset-backed or mortgage-backed security, and its cash flow projections. Therefore, prepayment risk may make it difficult to calculate the average duration of the Fund’s asset- or mortgage-backed securities which in turn would make it difficult to assess the interest rate risk of the Fund.

CRA-Qualifying Investments Strategy Risk: The Advisor believes that at least 51% of the Fund’s investments will be deemed qualified investments under the CRA and will cause financial institutions to receive CRA consideration with respect to shares of the Fund owned by them. However, there is no guarantee that an investor will receive CRA consideration for an investment in the Fund. The Advisor will consider the Fund’s goal of qualifying for CRA consideration when determining which debt securities or other debt instruments the Fund will purchase and sell. Accordingly, portfolio decisions will not be exclusively based on the investment characteristics of the securities or instruments, which may or may not have an adverse effect on the Fund’s investment performance. For example, the Fund may hold short-term investments that produce relatively low yields pending the selection of long-term investments believed to be CRA-qualified. In addition, the Fund may sell investments for CRA purposes at times when such sales may not be desirable for investment purposes. Such sales could occur, for example, if a financial institution redeems its shares of the

Fund, or if investments that have been explicitly earmarked for CRA-qualifying purposes to specific financial institution shareholders are ultimately determined not to be, or to have ceased to be, CRA-qualifying.

Asset-Backed Securities Risk: Asset-backed securities represent interests in pools of assets such as mortgages, installment contracts, credit card receivables, commercial or consumer loans, or receivables and other financial assets which may also include solar and consumer loans. Asset-backed securities are subject to credit, interest rate, prepayment, extension, valuation and liquidity risk. These securities, in most cases, are not backed by the full faith and credit of the U.S. government and are subject to the risk of default on the underlying asset or loan, particularly during periods of economic downturn. Those asset-backed securities that are guaranteed as to the timely payment of interest and principal by a government entity are not guaranteed as to market price, which will fluctuate. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities.

Corporate Debt Securities Risk: Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. As with all debt securities, the market value of a corporate debt security generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price of the debt obligation usually rises, and when prevailing interest rates rise, the price usually declines.

Counterparty Risk: Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security.

Credit Risk: The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or private entities.

Extension Risk: Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will suffer from the inability to invest in higher yielding securities.

Impact Investing Risk: The Fund intends to invest in bonds in which the Advisor has a high degree of confidence that the use of, or intent of, proceeds will generate positive societal outcomes aligned with one or more Impact Themes or that the issuing entity supports one or more of our Impact Themes. There is a risk that information used by the Advisor to evaluate environmental and/or social factors may not be readily available, complete, or accurate, which could negatively impact the Advisor’s ability to evaluate such factors. The Advisor relies on various sources of information to evaluate an opportunity, including information that may be based on assumptions and estimates. To the

The CCM Community Impact Bond Fund Prospectus

extent that the Advisor references information from third-party data providers in conducting its proprietary analysis, such information may be incomplete, inaccurate or unavailable. Neither the Fund nor the Advisor can offer assurances that the Advisor’s investment process or sources of information will provide an accurate assessment of the Fund’s investments. The Advisor may select or exclude bonds of issuers in certain industries, sectors or regions for reasons other than the issuer’s investment performance. Therefore, the Fund’s impact investment strategy could cause it to perform differently compared to funds that do not have such a strategy. Investors may differ in their views of what constitutes an impactful investment. As a result, the Fund may invest in bonds that do not reflect the beliefs and values of any particular investor.

Investment-Grade Debt Securities Risk: Investment-grade debt securities may be downgraded by a NRSRO to below-investment-grade status, which would increase the risk of holding these securities. Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities with higher credit ratings. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and may share certain speculative characteristics with non-investment-grade securities.

Large Shareholder Transaction Risk: The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly and unexpectedly, may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Such sales may also accelerate the realization of taxable income to shareholders if these sales result in gains, and may also increase transaction costs. Similarly, large purchases of the Fund’s shares may also adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Market Risk: All mutual funds are affected by changes in the economy and swings in investment markets. You could lose money if the Fund’s investments fall in value. Natural disasters, public health emergencies (including epidemics and pandemics), geopolitical events, terrorism and other global unforeseeable events may lead to instability in world economies and markets, market volatility and may have adverse long-term effects.

Mortgage-Backed Securities Risk: Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage re-financings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average duration of the Fund’s mortgage-backed securities and, therefore, to fully assess the interest rate risk of the Fund. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund.

Municipal Securities Risk: Municipal securities risk is the risk that municipal securities may be subject to credit/default risk, interest rate risk, liquidity risk and certain additional risks. The Fund may be more sensitive to adverse economic, business, political or public health developments if it invests its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on municipal securities is generally not subject to federal tax, interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices.

Regulatory Risk: Changes in laws, regulations or the interpretation of laws and regulations could pose risks to the successful realization of the Fund’s investment objective. On February 1, 2024, the federal bank supervisory agencies published a final rule in the Federal Register which substantially revised the CRA regulations (the “Proposed Rule”). The Proposed Rule was challenged by banking associations and others on February 5, 2024 in the U.S. District Court for the Northern District of Texas, and the District Court granted an injunction on March 29, 2024 to stay implementation of the Proposed Rule. Due to the regulatory uncertainty, on July 16, 2025, the Federal Reserve Board (the “FRB”), the Federal Deposit Insurance Company (the “FDIC”) and the Office of the Comptroller of Currency (the “OCC” and collectively, with the FRB and the FDIC, the “Examiners”) issued a joint-notice of proposed rulemaking to rescind the Proposed Rule and reinstate the CRA regulations effective as of March 24, 2024 (the “Current Rule”). The comment period closed on August 18, 2025 to respond to the notice. As of the date of this Prospectus, the Examiners have not issued a response to the comment period and the injunction remains in effect. The timeline for the Examiners’ response and codification of the 1995 Rule remains uncertain. It is not known what other changes, if any, will be made to the CRA regulations or how any possible changes may impact the Fund.

CRA regulations play an important part in influencing the readiness and capacities of financial institutions to originate CRA-qualifying securities. Changes in CRA regulation might impact Fund operations and might pose a risk to the successful realization of the Fund’s investment objective. In addition, any premiums paid for securities receiving CRA consideration may result in reduced yields or returns to the Fund.

The CCM Community Impact Bond Fund Prospectus

U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. In addition, uncertainty regarding the status of the statutory debt ceiling could increase the risk that the U.S. Government may default on payments of certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various types of debt instruments, which may adversely affect the Fund.

Performance Information

The following bar chart illustrates the performance of the Fund’s Institutional Shares. The information shows the Fund’s performance from year to year and provides an indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, the Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund’s performance would be reduced. Updated performance information may be obtained at ccminvests.com or 1-877-272-1977.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31, 2024*

*

The returns in the bar chart are for Institutional Shares. CRA Shares and Retail Shares would have substantially similar annual returns because each class of shares would have invested in the same portfolio of securities, and the annual returns would differ only to the extent that the classes have different expenses.

Best Quarter:	Q4	12/31/2023	5.39%
Worst Quarter:	Q1	3/31/2022	-4.20%

Year to date total return for the six months ended June 30, 2025 was 3.60%.

AVERAGE ANNUAL TOTAL RETURNS

The table compares the Fund’s CRA Shares, Institutional Shares, and Retail Shares average annual total returns for the periods ended December 31, 2024 to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Past performance (before and after taxes) is not necessarily an indicator of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/24

	One Year	Five Years	Ten Years
CRA Shares
Returns Before Taxes	1.97%	-0.54%	0.70%
Returns After Taxes on Distributions	0.77%	-1.34%	-0.17%
Returns After Taxes on Distributions and Sale of Fund Shares	1.16%	-0.74%	0.16%
Institutional Shares
Returns Before Taxes	2.54%	-0.09%	1.16%
Retail Shares
Returns Before Taxes	2.18%	-0.42%	0.81%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	-0.33%	1.35%
Bloomberg Intermediate U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	2.47%	0.33%	1.45%

Investment Advisor and Portfolio Managers

The Advisor serves as the investment advisor to the Fund. Elliot Gilfarb, CFA, Head of Fixed Income of the Advisor, and Andy Kaufman, Chief Investment Officer of the Advisor, each serve as a Senior Portfolio Manager of the Fund. Miriam Legrand, Director of Credit Research of the Advisor, Shonali Pal, Portfolio Manager, and Alex Alario, Portfolio Manager, serve as Portfolio Managers of the Fund. Mr. Gilfarb has been a Portfolio Manager of the Fund since 2012, Mr. Kaufman has been a Portfolio Manager of the Fund since 2015, Ms. Legrand and Ms. Pal have been Portfolio Managers of the Fund since 2022 and Mr. Alario has been a Portfolio Manager since 2024.

Purchase, Sale and Exchange of Fund Shares

CRA Shares of the Fund are available for purchase by financial institutions seeking positive CRA consideration with respect to shares of the Fund owned by them.

The CCM Community Impact Bond Fund Prospectus

Institutional Shares of the Fund are available for purchase by (1) corporations, partnerships, business trusts, pension and retirement plans, and other institutions and organizations acting on their own behalf or on behalf of customers or other beneficial owners, (2) the Trustees and officers of the Trust, and (3) directors, officers and employees of the Advisor. Institutional Shares of the Fund are not an appropriate investment for financial institutions seeking positive CRA consideration with respect to shares of the Fund owned by them but may be appropriate for investors seeking exposure to Impact Themes or specific geographic region(s).

Retail Shares of the Fund are available for purchase by individuals purchasing shares on their own behalf directly from the Fund or through financial advisers.

If you are considering investing in Shares of the Fund, contact the Fund’s transfer agent toll-free at 1-888-272-0007. The transfer agent will provide information concerning your investment options and can provide all materials and procedures required to open an account. New accounts can be opened directly with the Fund by wire transfer, by check purchase or through an exchange of securities. These options are also available to existing shareholders. You also may purchase CRA Shares through certain financial intermediaries (each such institution is a “Shareholder Servicing Agent”). Retail Shares may also be purchased through your financial adviser.

The minimum initial investment for Shares of the Fund is as follows: $500,000 for CRA Shares, $100,000 for Institutional Shares, and $2,500 for Retail Shares. The Fund reserves the right to waive this minimum initial investment for any purchase. There is no minimum requirement for subsequent purchases.

You may sell (redeem) your Shares on any day when both the New York Stock Exchange and the Fund’s custodian are open for business (“Business Day”). Redemption requests may be in writing and sent to the CCM Community Impact Bond Fund, P.O. Box 588, Portland, ME 04112, or by telephone at 1-888-272-0007.

You may also sell (redeem) your CRA Shares through your Shareholder Servicing Agent.

Non-bank holders of CRA Shares of the Fund may exchange their CRA Shares for Institutional or Retail Shares of the Fund. The CRA Shares being exchanged must have a value of at least $100,000 or $2,500, respectively, although the Fund reserves the right to waive this minimum for any exchange. Non-bank investors who purchased their CRA Shares directly from the Fund should call the Fund’s transfer agent at 1-888-272-0007 for information on exchanging their CRA Shares. Non-bank investors who purchased their CRA Shares through a Shareholder Servicing Agent should contact their Shareholder Servicing Agent for information on exchanging their CRA Shares.

Holders of Institutional Shares of the Fund may exchange their Institutional Shares for Retail Shares of the Fund. Holders of Retail Shares of the Fund may exchange their Retail Shares for Institutional Shares of the Fund. The Institutional Shares being exchanged must have a value of at least $2,500, and the Retail Shares being exchanged must have a value of at least $100,000, although the Fund reserves the right to waive this minimum for any exchange. Investors who purchased their Institutional Shares or Retail Shares directly from the Fund should call the Fund’s transfer agent at 1-888-272-0007 for information on exchanging their Shares. Investors who purchased their Institutional Shares or Retail Shares through a financial intermediary or a financial adviser should contact their financial intermediary or financial adviser for information on exchanging their Shares.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

The CCM Community Impact Bond Fund Prospectus

INVESTMENT OBJECTIVE AND FUND INVESTMENTS

Investment Objective

The Fund’s investment objective is to provide a high level of current income consistent with the preservation of capital through investments that the Advisor believes will have a positive impact. The Fund’s investment objective may be changed by the Board of Trustees of the Trust without shareholder approval upon 60 days’ notice.

Principal Investment Strategy

The Fund will invest, under normal circumstances, at least 80% of its net assets in bonds, which include debt securities and other debt instruments, that meet the Fund’s impact criteria, as determined by the Advisor’s impact methodology. The Fund will invest primarily in securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”) and a significant amount of its assets will be invested in single-family, multi-family and economic development loan-backed securities. As a result, the Fund will invest a significant amount of its assets in securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), and Government National Mortgage Association (“Ginnie Mae”). The Fund may also invest in certain securities issued by the Small Business Administration.

The Fund may invest in taxable and tax-exempt municipal bonds that finance community projects whose primary purpose, in the Advisor’s view, is a positive impact to the community in which the project is located. The Fund may also invest in asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables, or other financial assets which may include auto, solar and consumer loans. The Fund may also invest in investment grade corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments).

The Advisor considers certain of the Fund’s investments to meet community, sustainable and impactful investment criteria, including investments that invest in specific geographic regions or meet the following targeted impact themes: Affordable Health and Rehabilitation Care; Affordable Housing; Arts, Culture and the Creative Economy; Disaster Recovery, Resilience, and Remediation; Education and Childcare; Enterprise Development and Jobs; Environmental Sustainability; Gender Lens; Human Empowerment; Minority Advancement; Poverty Alleviation; Rural Community Development; Seniors, Veterans, and People with Disabilities; and Sustainable Communities (each, an “Impact Theme” and collectively, “Impact Themes”). The Advisor researches the use of proceeds of each bond invested in by the Fund utilizing both quantitative metrics and qualitative details to measure the impact achieved. The Advisor takes into account both impact investing and the Fund’s returns. See “CRA Qualifying Investments Strategy Risk” and “Impact Investing Risk” below for additional information.

The Fund will invest primarily (at least 51% of its net assets) in debt securities and other debt instruments that the Advisor believes will be deemed to be qualified under the Community Reinvestment Act of 1977 (“CRA”), so that financial institutions that are subject to the CRA may receive investment test or similar consideration under the CRA with respect to shares of the Fund held by them. The CRA is intended to encourage depository institutions to help meet credit needs of their entire communities, including low- and moderate-income neighborhoods, and CRA regulators encourage financial institutions to make sustainable, responsible and impactful investments. Such financial institutions are considered Fund investors subject to the CRA. The Fund will provide shareholders at least 60 days’ notice prior to a change in this policy. Not all of the investors in the Fund are subject to CRA requirements but may be seeking exposure to specific geographic regions or Impact Themes. Investors that are not subject to CRA requirements do not receive CRA consideration for their investments.

The Fund will invest primarily in (1) U.S. Government Securities and (2) other securities that have a rating at the time of purchase in the highest category assigned by a nationally recognized statistical rating organization (“Rating Agency”), for example AAA by S&P Global Ratings and/or Aaa by Moody’s Investors Service, Inc., or which are deemed by the Advisor to be of comparable quality to securities so rated, or which are credit-enhanced by one or more entities with one of the above credit ratings.

The Fund may invest up to 40% of its net assets in investment grade securities that are rated in the second or third highest rating categories by at least one Rating Agency at the time of purchase, or which are deemed by the Advisor to be of comparable quality to securities so rated, or which are credit-enhanced by one or more entities with one of the above credit ratings. U.S. Government Securities are not subject to the foregoing 40% limitation.

Community Reinvestment Act of 1977

The CRA requires the three federal bank supervisory agencies, the FRB, the OCC, and the FDIC, to encourage most FDIC-insured financial institutions to help meet the credit needs of their local communities, including low- and- moderate income (“LMI”) neighborhoods and persons, consistent with the safe and sound operation of such institutions. Each agency has in effect substantially similar rules and regulatory guidance for evaluating and rating an institution’s CRA performance, which as the following summary indicates, vary according to an institution’s asset size and business strategy.

Retail Institutions

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Large Banks and Large Savings Associations — As of January 1, 2025, institutions with assets of $1.609 billion or more as of December 31 for both of the prior two calendar years receive an overall CRA rating based on their performance on three tests: lending, investment, and service. The investment and service tests each comprise 25 percent of a Large Bank’s or Large Savings Association’s overall CRA rating.

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Intermediate Small Banks and Intermediate Small Savings Associations — Institutions with assets of at least $402 million as of December 31 for both of the prior two calendar years and less than $1.609 billion as of December 31

The CCM Community Impact Bond Fund Prospectus

for either of the prior two calendar years receive an overall CRA grade based on their performance on two tests: lending and community development. The community development test considers an Intermediate Small Bank’s or Intermediate Small Savings Association’s qualified investment, community development loan, and community development service activities.

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Small Banks and Small Savings Associations — Institutions with assets of less than $402 million as of December 31 for either of the prior two calendar years are subject only to a lending test but can use qualified investments to enhance their overall rating.

The above dollar figures are annually adjusted based on the Consumer Price Index for Urban Wage Earners and Clerical Workers.

Wholesale or Limited Purpose Institutions

Institutions that are designated by their primary regulator as “wholesale” or “limited purpose” for CRA purposes can elect to be evaluated partially or totally on their qualified investment performance.

CRA Qualified Investments

In the Interagency Questions and Answers Regarding Community Reinvestment published July 25, 2016, the federal bank supervisory agencies state that nationwide funds are important sources of investments for LMI and underserved communities throughout the country and can be an efficient vehicle for institutions in making qualified investments that help meet community development needs. The supervisory agencies indicate that in most cases, qualified investments are required to be responsive to the community development needs of a financial institution’s delineated CRA assessment area or a broader statewide or regional area that includes the institution’s assessment area. However, institutions that have been designated by their regulators as “wholesale” or “limited purpose” under the CRA may receive consideration for qualified investments wholly outside of their assessment area, provided they have otherwise adequately addressed their assessment area needs. In addition, all CRA-subject institutions may receive CRA consideration for deposits with low-income credit unions and minority- or women-owned financial institutions that primarily lend or facilitate lending in LMI areas or to LMI individuals to promote community development. These deposits need not also benefit an institution’s assessment area or the broader statewide or regional area to be CRA-qualified.

Accordingly, the CRA Fund® generally holds CRA-qualifying investments that relate to the institution’s assessment area. Although each shareholder of the CRA Fund® will indirectly own an undivided interest in all the CRA Fund®’s investments, the CRA Fund® will explicitly earmark for CRA-qualifying purposes specific securities to specific financial institution holders of CRA Shares of the CRA Fund®.

Investments are not typically designated as CRA-qualifying by any governmental agency at the time of issuance. Accordingly, the Advisor must evaluate whether each potential investment may be CRA-qualifying with respect to a specific financial institution shareholder. The final determinations that securities are CRA-qualifying are made by the federal and, where applicable, state bank supervisory agencies during their periodic examinations of financial institutions. There is no assurance that the agencies will concur with the Advisor’s evaluation of securities as CRA-qualifying. If the Advisor learns that a security acquired for CRA purposes is not likely to be deemed CRA-qualifying, for example due to a change in circumstances pertaining to the security, ordinarily the Fund would sell that security and attempt to acquire a replacement security that the Advisor deems CRA-qualifying.

In determining whether a particular investment is qualified, the Advisor will assess whether the investment has as its primary purpose in community development. The Advisor will consider whether the investment: (1) provides affordable housing for LMI individuals; (2) provides community services targeted to LMI individuals; (3) funds activities that (a) finance businesses or farms that meet the size eligibility standards of the Small Business Administration’s Development Company or Small Business Investment Company programs or have annual revenues of $1 million or less and (b) promote economic development; or (4) funds activities that revitalize or stabilize LMI areas, designated disaster areas, or nonmetropolitan middle-income areas that have been designated as distressed or underserved by the institution’s primary regulator.

An activity may be deemed to promote economic development if it supports permanent job creation, retention, and/or improvement for persons who are currently LMI, or supports permanent job creation, retention, and/or improvement in LMI areas targeted for redevelopment by federal, state, local, or tribal governments. Activities that revitalize or stabilize an LMI geography are activities that help attract and retain businesses and residents. The Advisor maintains documentation, readily available to a financial institution or an examiner, supporting its determination that a security is a qualifying investment for CRA purposes.

There may be a time lag between sale of the CRA Fund®’s shares and the CRA Fund®’s acquisition of a significant volume of investments in a particular geographic area. The length of time will depend upon the depth of the market for CRA-qualified investments in the relevant area. In some cases, the Advisor expects that CRA-qualified investments will be immediately available. In others, it may take weeks or months to acquire a significant volume of CRA-qualified investments in a particular area. The Advisor believes that investments in the CRA Fund® during these time periods will be considered CRA-qualified, provided the purpose of the CRA Fund® includes serving the investing institution’s assessment area(s) and the CRA Fund® is likely to achieve a significant volume of investments in the region after a reasonable period of time. As the CRA Fund® continues to operate, it may dispose of securities that were acquired for CRA-qualifying purposes, in which case the Advisor will normally attempt to acquire a replacement security that would be CRA-qualifying.

Targeted Impact Themes

The Fund’s investments, including investments made for CRA-qualifying purposes, may also be considered sustainable, responsible and impactful investments, including investments that invest in specific geographic regions or meet the Impact Themes. An investment is determined to meet an Impact Theme if the Advisor believes the bond’s use of proceeds includes programs, initiatives or other projects that fall under an Impact Theme listed below.

The CCM Community Impact Bond Fund Prospectus

Although each shareholder of the Fund will indirectly own an undivided interest in all the Fund’s investments, upon request by Institutional Shareholders, the Fund will explicitly earmark specific securities relating to one or more specific geographic regions or Impact Themes to specific holders of Institutional Shares of the Fund.

Impact Themes include but are not limited to:

Affordable Health and Rehabilitation Care: Investments aligned with this theme create and retain affordable physical and mental health care services and rehabilitation facilities for LMI and medically underserved persons1. It also includes investing in opportunities that promote wellness and access to high-quality health care for communities and aims to dismantle barriers to inequities in health care.

Affordable Housing: Investments aligned with this theme finance affordable homeownership to LMI and/or workforce borrowers, including down payment assistance and first-time homebuyer programs, promoting wealth creation. It also includes financing and/or preservation of affordable rental housing properties to LMI and/or workforce residents.

Arts, Culture, and the Creative Economy: Investments aligned with this theme support educational programs, businesses, organizations, and the development of properties involved with visual, performing, design, literary, and other art-related works. It also includes investing in support of ethical fashion, social impact media, creative places, and other elements of the creative economy.

Disaster Recovery, Resilience, and Remediation: Investments aligned with this theme support economic development activities in federally designated disaster areas and physical and civic infrastructure to better prepare communities from natural disasters and widespread health emergencies. It also includes investments helping to stimulate community and economic development and build strong infrastructure.

Education and Childcare: Investments aligned with this theme provide and/or offer high-quality, equal access to education opportunities and resources. It also includes investments providing and/or offering access to affordable childcare services and resources.

Enterprise Development and Jobs: Investments aligned with this theme provide small businesses with access to capital. It also includes investments supporting entrepreneurship; job creation, job retention, and job training; inclusive growth strategies; increased access to business ownership for underserved groups; and stable employment.

Environmental Sustainability: Investments aligned with this theme support activities that look to conserve natural resources, protect ecosystems and biodiversity, and achieve net-zero emissions. It also includes investments financing properties, projects, companies, and small businesses implementing sustainable initiatives.

[1]

“Medically Underserved” are areas or populations designated by the U.S. Department of Health and Human Services, Health Resources and Services Administration as having: too few primary care providers, high infant mortality, high poverty and/or high elderly population.

Gender Lens: Investments aligned with this theme assist women and girls with access to educational programs, health-related services, affordable homeownership, and other supportive services. It also includes investments providing access to capital for women and girls and other opportunities to advance gender equality.

Human Empowerment: Investments aligned with this theme assist and support the process of bringing underserved groups, individuals, and communities, including immigrants, refugees, and Indigenous people, closer to the economic mainstream and capital markets. It also includes investing in initiatives and programs that help with upward mobility, greater self-sufficiency, economic advancement, community and shared ownership, and equitable access to essential services such as broadband and public transportation.

Minority Advancement: Investments aligned with this theme support programs and initiatives that offer equal access to jobs, economic development, and affordable housing for ethnic minorities and minority communities. It also includes investments in majority-minority census tracts and high minority census tracts in addition to services beneficial to ethnic minorities and minority communities.

Poverty Alleviation: Investments aligned with this theme help communities of stated persistent poverty. It also includes investments in initiatives that look to support people experiencing homelessness, eradicate or decrease the number of people in poverty, and those in a persistent poverty county.

Rural Community Development: Investments aligned with this theme finance loans and small businesses providing access to capital in rural communities that are not part of a Metropolitan Statistical Area (“MSA”) or a census tract in an MSA that is outside of the MSA’s Urbanized Areas. It also includes investments in economic opportunities to improve the welfare and livelihoods of people living in rural areas.

Seniors, Veterans and People with Disabilities: Investments aligned with this theme finance affordable living for seniors, veterans, and/or people with disabilities. It also includes providing veterans and elderly residents, especially those who are frail or at-risk, and non-elderly residents with disabilities with supportive services, including physical, social, and psychological assistance.

Sustainable Communities: Investments aligned with this theme help achieve health equity in communities, transform blighted neighborhoods into areas of opportunity, support agriculturally sustainable and regenerative businesses and initiatives, promote access to transit, and support the principle of a just transition. It also includes investments supporting access to community parks; nutritious and pesticide-free foods; safe places to exercise and play; high Walk®, Bike®, and Transit® scores; and the integration of walkable communities centered around high-quality train systems.

Other Investment Strategies and Risks

There are specific restrictions on the Fund’s investments. Such restrictions are detailed in the Fund’s Statement of Additional Information (“SAI”). The Fund may utilize from time to time one or more of the investment practices described below to assist it in reaching its investment objective. In addition to the principal risks discussed in the Fund Summary, the Fund’s investments

The CCM Community Impact Bond Fund Prospectus

involve additional potential risks, which are summarized below. The SAI also contains more detailed or additional information about certain of these practices, the potential risks and/or the limitations adopted by the Fund to help manage such risks. The Fund may not use all of these techniques or strategies or might only use them from time to time.

An investment in the Fund is not a deposit or obligation of, or insured or guaranteed by, any entity or person, including the U.S. Government and the FDIC. The CRA Shares of the Fund may be particularly appropriate for banks that are subject to the CRA. The value of the Fund’s investments will vary from day-to-day, reflecting changes in market conditions, interest rates and other political and economic factors. There is no assurance that the Fund can achieve its investment objective, since all investments are inherently subject to market risk. There also can be no assurance that either the Fund’s investments or CRA Shares of the Fund will receive consideration as qualified investments under the CRA.

Asset-Backed Securities Risk (principal risk of the Fund): Asset-backed securities represent interests in pools of assets such as mortgages, installment contracts, credit card receivables, commercial or consumer loans, or receivables and other financial assets which may also include solar and consumer loans. Asset-backed securities are subject to credit, interest rate, prepayment, extension, valuation and liquidity risk. These securities, in most cases, are not backed by the full faith and credit of the U.S. government and are subject to the risk of default on the underlying asset or loan, particularly during periods of economic downturn. Those asset-backed securities that are guaranteed as to the timely payment of interest and principal by a government entity are not guaranteed as to market price, which will fluctuate. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities.

Certificates of Deposit (principal risk of the Fund): The Fund may invest in certificates of deposit that are insured by the FDIC and are issued by financial institutions that are (1) certified as Community Development Financial Institutions or (2) low-income credit unions, or minority- or women-owned and primarily lend or facilitate lending in LMI areas or to LMI individuals to promote community development. Certificates of Deposit (“CDs”) are promissory notes by banks and other financial institutions for fixed periods of time at fixed rates of interest. Early withdrawal of CDs may result in penalties being assessed against the holder of the CD. Although as a general matter an institution’s CRA activities will be evaluated based on the extent to which they benefit the institution’s delineated assessment area(s) or a broader statewide or regional area that includes the institution’s assessment area(s), deposits with low-income credit unions or minority- or women-owned financial institutions need not also benefit a shareholder’s assessment area or the broader statewide or regional area to be CRA-qualified.

Corporate Debt Securities Risk (principal risk of the Fund): Corporate debt securities, which are debt instruments issued by corporations to raise capital, have priority over preferred securities and common stock in an issuer’s capital structure, but may be subordinated to an issuer’s other debt instruments. The market value of a corporate debt security may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of the issuer’s management, the issuer’s capital structure, the use of financial leverage and demand for the issuer’s goods and services, and by factors not directly related to the issuer such as general market liquidity. The market value of corporate debt securities generally may be expected to rise and fall inversely with interest rates, and as a result, corporate debt securities may lose value in a rising-rate environment. To the extent the Fund holds below investment-grade corporate bonds, such bonds are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Counterparty Risk (principal risk of the Fund): Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security.

CRA-Qualifying Investments Strategy Risk (principal risk of the Fund): The Advisor believes that certain of the Fund’s investments will be deemed qualified investments under the CRA and will cause financial institutions to receive CRA consideration with respect to shares of the Fund owned by them. However, there is no guarantee that an investor will receive CRA consideration for an investment in the Fund. The Advisor will consider the Fund’s goal of qualifying for CRA consideration in determining which debt securities or other debt instruments the Fund will purchase and sell. Accordingly, portfolio decisions will not be exclusively based on the investment characteristics of the securities or instruments, which may or may not have an adverse effect on the Fund’s investment performance. For example, the Fund may hold short-term investments that produce relatively low yields pending the selection of long-term investments believed to be CRA-qualified. In addition, the Fund may sell investments for CRA purposes at times when such sales may not be desirable for investment purposes. Such sales could occur, for example, if a financial institution redeems its shares of the Fund, or if investments that have been explicitly earmarked for CRA-qualifying purposes to specific financial institution shareholders are ultimately determined not to be, or to have ceased to be, CRA-qualifying.

Credit Risk (principal risk of the Fund): Many investments purchased by the Fund will have one or more forms of credit enhancement. An investor in a credit enhanced debt instrument typically relies upon the credit rating of the credit enhancer to evaluate an issuer’s credit quality and appropriate pricing level. There can be no assurance that the credit rating of a public or private entity used as a credit enhancer on a Fund investment will remain unchanged over the period of the Fund’s ownership of that investment.

Cybersecurity Risk: With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Fund’s operations, the Fund and its Advisor, administrator, transfer agent, distributor and other service providers and the vendors of each (collectively, “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Fund or Service Provider web site

The CCM Community Impact Bond Fund Prospectus

through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

Successful cyber-attacks or other cyber-failures or events affecting the Fund or its Service Providers may adversely impact the Fund or its shareholders or cause your investment in the Fund to lose value. For instance, such attacks, failures or other events may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, or cause reputational damage. Fund investors may also be prevented from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data.

Such attacks, failures or other events could also subject the Fund or its Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient to cover these losses. The Fund or its Service Providers may also incur significant costs to manage and control Cyber Risk. While the Fund and its Service Providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a Fund or its shareholders. The Fund and the Advisor also have limited ability to prevent or mitigate cybersecurity incidents affecting third-party Service Providers, and such Service Providers may have limited indemnification obligations to the Fund or the Advisor, and the Fund cannot control the cybersecurity plans and systems put in place by the Service Providers or any other third parties whose operations may affect the Fund or its shareholders. The Fund and its shareholders could be negatively impacted as a result.

Cyber Risk is also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such issuers to lose value.

Extension Risk (principal risk of the Fund): Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will suffer from the inability to invest in higher yielding securities.

Fixed Income Risk (principal risk of the Fund): The prices of the Fund’s fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Rising interest rates tend to decrease liquidity, increase trading costs and increase volatility, all of which may make portfolio management more difficult and costly to the Fund and its shareholders. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the US dollar. Other factors may materially and adversely affect the market price and yield of such fixed-income securities, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. Non-investment grade fixed income securities (“junk bonds”), while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy.

Financial Failure of Intermediaries: There is always the possibility that the institutions, including brokerage firms and banks, with which the Fund does business, or to which securities have been entrusted for custodial purposes, will encounter financial difficulties that may impair their operational capabilities or result in losses to the Fund.

Impact Investing Risk (principal risk of the Fund): The Fund intends to invest in bonds in which the Advisor has a high degree of confidence that the use of, or intent of, proceeds will generate positive societal outcomes aligned with one or more Impact Themes or that the issuing entity supports one or more of our Impact Themes. There is a risk that information used by the Advisor to evaluate environmental and/or social factors may not be readily available, complete, or accurate, which could negatively impact the Advisor’s ability to evaluate such factors. The Advisor relies on various sources of information to evaluate an opportunity, including information that may be based on assumptions and estimates. To the extent that the Advisor references information from third-party data providers in conducting its proprietary analysis, such information may be incomplete, inaccurate or unavailable. Neither the Fund nor the Advisor can offer assurances that the Advisor’s investment process or sources of information will provide an accurate assessment of the Fund’s investments. The Advisor may select or exclude bonds of issuers in certain industries, sectors or regions for reasons other than the issuer’s investment performance. Therefore, the Fund’s impact investment strategy could cause it to perform differently compared to funds that do not have such a strategy. Investors may differ in their views of what constitutes an impactful investment. As a result, the Fund may invest in bonds that do not reflect the beliefs and values of any particular investor.

Interest Rate Risk (principal risk of the Fund): Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. A low or negative interest rate environment could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a decline in the Fund’s share price. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and the Fund’s share price. The Fund may lose money if short term

The CCM Community Impact Bond Fund Prospectus

or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Advisor. Interest rates in the United States and many other countries have risen in recent periods and may continue to rise in the future. Additionally, as a result of increasing interest rates, reserves held by banks and other financial institutions in bonds and other debt securities could face a significant decline in value relative to deposits and liabilities, which coupled with general economic headwinds resulting from a changing interest rate environment, creates liquidity pressures at such institutions. As a result, certain sectors of the credit markets could experience significant declines in liquidity, and it is possible that the Fund will not be able to manage this risk effectively.

Investment Company Risk: The Fund may invest up to 10% of its total assets in the securities of investment companies (including issuers that would be investment companies but for sections 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”)), but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Among other things, the Fund may invest in money market mutual funds for cash management purposes by “sweeping” excess cash balances into such funds until the cash is invested or otherwise utilized. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. Investments in issuers that would be investment companies but for sections 3(c)(1) or 3(c)(7) of the 1940 Act will be considered illiquid investments and would be subject to the Fund’s 15% limitation on investments in illiquid investments.

The SEC recently adopted revisions to the rules permitting funds to invest in other investment companies to streamline and enhance the regulatory framework applicable to fund of funds arrangements. While new Rule 12d1-4 permits more types of fund of fund arrangements without reliance on an exemptive order or no-action letters, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

Investment-Grade Debt Securities Risk (principal risk of the Fund): Investment-grade debt securities may be downgraded by a NRSRO to below-investment-grade status, which would increase the risk of holding these securities. Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities with higher credit ratings. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and may share certain speculative characteristics with non-investment-grade securities.

Legal, Tax and Regulatory: Legal, tax and regulatory changes could occur that may materially adversely affect the Fund. The financial services industry generally has been the subject of increasing legislative and regulatory scrutiny. Such scrutiny may increase the Fund’s legal, compliance, administrative and other related burdens and costs as well as regulatory oversight or involvement in the Fund’s business. There can be no assurances that the Fund will not in the future be subject to regulatory review. The effects of any regulatory changes or developments on the Fund may affect the manner in which it is managed and may be substantial and adverse.

The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them.

Large Shareholder Transaction Risk (principal risk of the Fund): The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly and unexpectedly, may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Such sales may also accelerate the realization of taxable income to shareholders if these sales result in gains, and may also increase transaction costs. Similarly, large purchases of the Fund’s shares may also adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

LIBOR Discontinuation Risk: Most London Interbank Offered Rates (“LIBORs”) were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. As of September 30, 2024, the UK FCA has confirmed that all publications of LIBOR, including all synthetic publications of the 1-, 3-, and 6-month U.S. dollar LIBOR settings, have ceased. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Although the transition away from LIBOR has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease

The CCM Community Impact Bond Fund Prospectus

entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. Instruments in which the Fund invests historically paid interest at floating rates based on LIBOR or were subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests also historically obtained financing at floating rates based on LIBOR. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. All of the aforementioned may adversely affect the Fund or an Underlying Fund’s performance or NAV.

SOFR Risk. The Secured Overnight Financing Rate (“SOFR”) is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, including following the discontinuation of LIBOR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Manager Risk (principal risk of the Fund): If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.

Market Risk (principal risk of the Fund): Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, geopolitical events, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Mortgage-Backed Securities Risk (principal risk of the Fund): The Fund may invest in mortgage-backed securities (“MBSs”), such as those issued by Ginnie Mae, Freddie Mac and Fannie Mae, which generally pay monthly payments consisting of both interest and principal. The value of MBSs are based on the underlying pools of mortgages that serve as the asset base for the securities. The value of MBSs will be significantly influenced by changes in interest rates because mortgage-backed pool valuations fluctuate with interest rate changes. Specifically, when interest rates decline, many borrowers refinance existing loans, resulting in principal prepayments, which leads to early payment of the securities. Prepayment of an investment in MBSs can result in a loss to the Fund to the extent of any premium paid for MBSs. In addition, a decline in interest rates that leads to prepayment of MBSs may result in a reinvestment requirement at a time when the interest rate environment presents less attractive investment alternatives. The Fund’s investments in asset-backed securities are subject to risks similar to those associated with MBSs, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund may also invest in Federal Housing Administration (“FHA”) project loans, which are mortgage loans insured by the FHA.

Municipal Securities Risk (principal risk of the Fund): Municipal securities risk is the risk that municipal securities may be subject to credit/default risk, interest rate risk, liquidity risk and certain additional risks. The Fund may be more sensitive to adverse economic, business, political or public health developments if it invests its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on municipal securities is generally not subject to federal tax, interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices.

The CCM Community Impact Bond Fund Prospectus

Prepayment Risk (principal risk of the Fund): Prepayment risk is the risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates. Prepayment impacts both the interest rate sensitivity of the underlying asset, such as an asset-backed or mortgage-backed security, and its cash flow projections. Therefore, prepayment risk may make it difficult to calculate the average duration of the Fund’s asset- or mortgage-backed securities which in turn would make it difficult to assess the interest rate risk of the Fund.

Recent Market Circumstances: The value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation/deflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markers. U.S. or global markets may be adversely affected by uncertainties and events or the threat or potential of one or more such events and developments in the U.S. and around the world, such as major cybersecurity events, geopolitical events (including wars, terror attacks, natural disasters, the spread of infectious disease (including epidemics or pandemics) or other public health emergencies), social unrest, political developments, and changes in government policies, taxation, threatened or actual imposition of tariffs, restrictions on foreign investment and currency repatriation, currency fluctuations and developments in the laws and regulations in the U.S. and other countries, or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. Recently, the United States has enacted or proposed to enact significant new tariffs, and various federal agencies have been directed to further evaluate key aspects of U.S. trade policy, which could potentially lead to significant changes to current policies, treaties, and tariffs. Significant uncertainty continues to exist about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global trade, in particular, trade between the impacted nations and the U.S.; the stability of global financial markets; and global economic conditions.

The impairment or failure of one or more banks with whom the Fund transacts may inhibit the Fund’s ability to access depository accounts. In such cases, the Fund may be forced to delay or forgo investments, resulting in lower Fund performance. In the event of such a failure of a banking institution where the Fund holds depository accounts, access to such accounts could be restricted and FDIC protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Fund may not recover such excess uninsured amounts.

The Fund cannot predict the effects or likelihood of such events on the U.S. and global economies, the value of the Shares or the NAV of the Fund. The issuers of securities, including those held in the Fund’s portfolio, could be materially impacted by such events, which may, in turn, negatively affect the value of such securities or such issuers’ ability to make interest payments or distributions to the Fund. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.

Recent technological developments in, and the increasingly widespread use of, artificial intelligence technologies may pose risks to the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence technologies. As artificial intelligence technologies are used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund. The legal and regulatory frameworks within which artificial intelligence technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.

Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s investments. Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities. These impacts could negatively affect the Fund’s investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such restrictions may prevent the Fund from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Fund’s ability to achieve its investment objective, prevent the Fund from receiving payments otherwise due, increase diligence and other similar costs to the Fund, render valuation of affected investments challenging, or require the Fund to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect the Fund’s performance.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation,

The CCM Community Impact Bond Fund Prospectus

regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

These conditions could result in the Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, negatively impact the Fund’s performance, and cause losses on your investment in the Fund. You should also review this prospectus and the SAI to understand the Fund’s discretion to implement temporary defensive measures, as well as the circumstances in which the Fund may satisfy redemption requests in-kind.

Regulatory Risk (principal risk of the Fund): Changes in laws, regulations or the interpretation of laws and regulations could pose risks to the successful realization of the Fund’s investment objective. On February 1, 2024, the federal bank supervisory agencies published a final rule in the Federal Register which substantially revised the CRA regulations (the “Proposed Rule”). The Proposed Rule was challenged by banking associations and others on February 5, 2024 in the U.S. District Court for the Northern District of Texas, and the District Court granted an injunction on March 29, 2024 to stay implementation of the Proposed Rule. Due to the regulatory uncertainty, on July 16, 2025, the Federal Reserve Board (the “FRB”), the Federal Deposit Insurance Company (the “FDIC”) and the Office of the Comptroller of Currency (the “OCC” and collectively, with the FRB and the FDIC, the “Examiners”) issued a joint-notice of proposed rulemaking to rescind the Proposed Rule and reinstate the CRA regulations effective as of March 24, 2024 (the “Current Rule”). The comment period closed on August 18, 2025 to respond to the notice. As of the date of this Prospectus, the Examiners have not issued a response to the comment period and the injunction remains in effect. The timeline for the Examiners’ response and codification of the 1995 Rule remains uncertain. It is not known what other changes, if any, will be made to the CRA regulations or how any possible changes may impact the Fund.

CRA regulations play an important part in influencing the readiness and capacities of financial institutions to originate CRA-qualifying securities. Changes in CRA regulation might impact Fund operations and might pose a risk to the successful realization of the Fund’s investment objective. In addition, any premiums paid for securities receiving CRA consideration may result in reduced yields or returns to the Fund.

Repurchase Agreements: The Fund may invest in repurchase agreements with broker-dealers, banks and other financial institutions, provided that the Fund’s custodian always has possession of the securities serving as collateral for the repurchase agreements or has proper evidence of book entry receipt of said securities. In a repurchase agreement, the Fund purchases securities subject to the seller’s simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All repurchase agreements entered into by the Fund must be collateralized by U.S. Government securities, the market values of which equal or exceed 102% of the principal amount of the Fund’s investment. If an institution with which the Fund has entered into a repurchase agreement enters insolvency proceedings, the resulting delay, if any, in the Fund’s ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Fund will enter into repurchase agreements only with institutions and dealers the Advisor considers creditworthy under guidelines approved by the Fund’s Board of Trustees.

U.S. Government and Municipal Securities (principal risk of the Fund): Ginnie Mae securities and U.S. Treasury bills, notes and bonds are direct obligations of the U.S. Government and are backed by the full faith and credit of the U.S. Government.

Fannie Mae and Freddie Mac securities are issued by U.S. Government-sponsored enterprises. These securities are neither issued nor guaranteed by the United States Treasury and therefore, are not backed by the full faith and credit of the U.S. Government.

Taxable municipal bonds are rated as to their creditworthiness by various Rating Agencies. The Fund will invest in these securities only if they conform to the credit qualifications described above under “FUND SUMMARY—Principal Investment Strategy.”

Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) have historically involved little risk of loss of principal if held to maturity. However, the maximum potential liability of the issuers of some of these securities may greatly exceed their current resources and no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae or Freddie Mac and the value of their securities and the securities that they guarantee. Additionally, the U.S. Government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.

Variable Rate Instruments. Securities purchased by the Fund may include variable rate instruments. Variable rate instruments provide for periodic adjustments in the interest rate. In the case of variable rate obligations with a demand feature, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer and the liquidity agent of a variable rate obligation default on the payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

The Fund may temporarily hold investments that are not part of its principal investment strategy to try to avoid losses during unfavorable market conditions or pending the acquisition of investments believed to be CRA-qualified. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or

The CCM Community Impact Bond Fund Prospectus

its agencies and repurchase agreements. This strategy could prevent the Fund from achieving its investment objective and could reduce the Fund’s return and affect its performance during a market upswing.

When-Issued and Delayed Delivery Securities; Reverse Repurchase Agreements. The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Advisor’s opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Fund has not established any limit on the percentage of assets it may commit to such transactions, but the Fund will maintain a segregated account with its custodian consisting of cash, cash equivalents, U.S. Government securities or other high-grade liquid debt securities in an amount equal to the aggregate fair market value of its commitments to such transactions. A risk of investing in this manner is that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the security delivery takes place.

The Fund may also engage in reverse repurchase transactions in which the Fund sells its securities and simultaneously agrees to repurchase the securities at a specified time and price. Reverse repurchase transactions are considered to be borrowings by the Fund.

For further information concerning the Fund’s investment policies and restrictions, see “Investment Policies and Restrictions” in the Fund’s Statement of Additional Information (“SAI”).

Disclosure of Portfolio Holdings. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

TAX INFORMATION

The following is a summary of certain United States federal income tax considerations relevant under current law, which may be subject to change in the future. The discussion relates solely to investors that are taxable financial institutions, individual United States citizens or residents, and domestic corporations and trusts. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any. You will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gain, if any, are generally taxable to you as long-term capital gains regardless of how long you have held your shares.

Because the Fund will invest in debt securities and not in equity securities of corporations, Fund distributions will generally not be eligible for favorable rates currently applicable to individuals for qualified dividends or for the corporate dividends-received deduction for corporate shareholders.

Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

You should note that if you purchase Fund shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as “buying into a dividend.”

You will generally recognize capital gain or loss on redemptions of Fund shares based on the difference between your redemption proceeds and your basis in the shares. But any loss realized on a sale or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an increase to the basis of the shares acquired.

Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you sell or exchange them. Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012 and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods. In the absence of an election, the Fund will use the FIFO (first-in, first-out) method as the default cost basis method. If your shares are held in a brokerage account, your broker may use a different method and you should contact your broker to determine which method it will use. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting law applies to them.

The Fund will be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject

The CCM Community Impact Bond Fund Prospectus

to back-up withholding by the IRS for failure to properly include on its return payments of taxable interest or dividends, or (iii) has failed to certify to the Fund that he, she or it is not subject to back-up withholding when required to do so or is an “exempt recipient.” The current back-up withholding rate is 24%.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes do not generally apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state.

The one major exception to the principles described above is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA or 401(k) plan (or other tax-qualified plan) will not be currently taxable.

More information about taxes is contained in the SAI.

PRICING OF FUND SHARES

The price of the Fund’s Shares is based on the NAV per share. The NAV per share is determined as of the close of regular trading (normally 4:00 p.m. Eastern time) every Business Day. You can buy and sell Shares of the Fund on any Business Day. The Fund will not price its Shares on national holidays or other days when either the New York Stock Exchange or the Fund’s custodian is closed for trading (the Fund’s custodian is closed for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day). NAV per share for each Class of Fund Shares is calculated by dividing the total value of the Fund’s assets attributable to a Class of Fund Shares after subtracting liabilities attributable to that Class of Shares by the number of outstanding Fund Shares of such Class. The Fund’s portfolio securities are priced based on the market value of those securities when market quotations for those securities are readily available. Securities for which quotations are not available and any other assets are valued at fair value as determined in good faith by the Advisor, as the Fund’s valuation designee, subject to the oversight of the Trust’s Board of Trustees. The Advisor, as the Fund’s valuation designee, must use its business judgment in determining when a price for a particular security is not “readily available.” In making this determination, the Advisor may consider all relevant factors, which may include, among other things: (i) a pricing service or quoting dealer no longer provides prices or data is otherwise missing with respect to a particular security priced by that service or dealer; (ii) a price obtained from a pricing service is plainly in error; (iii) there is no market quotation available because the security is restricted or not actively traded; (iv) the security is “when-issued” or to be announced and the price is not available until the security has been “issued”; (v) the security’s price includes a component for dividends or interest income accrued; (vi) prices obtained from a pricing service regularly display unacceptable deviations from actual transactions in similar securities; (vii) the Advisor determines that matrix pricing provides a more accurate valuation; (viii) spreads between bids and asked prices are so large as to render them questionable; (ix) a significant event occurs after the close of trading on a market in which a portfolio security trades before the Fund’s valuation time. The use of fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

PURCHASING AND SELLING FUND SHARES

If your request to buy Shares of the Fund is received in good order by the Fund’s transfer agent by 4:00 p.m. (Eastern Time) on a Business Day, the price you pay will be the NAV per share next determined. If your request to buy Shares of the Fund is received in good order by the Fund’s transfer agent after 4:00 p.m. (Eastern Time) on a Business Day or on a non-Business Day, the price you pay will be the NAV per share next determined on the next Business Day. A purchase request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed and delivered.

The Advisor may pay additional compensation from time to time, out of its assets and not as an additional charge to the Fund, to certain institutions and other persons in connection with the sale, distribution and/or servicing of CRA Shares of the Fund.

How to Purchase Fund Shares

All investments must be made by check, wire or Automated Clearing House (“ACH”). All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks.

If you purchase shares directly from the Fund, you will receive a confirmation of each transaction and monthly statements detailing Fund balances and all transactions completed during the prior month. Automatic reinvestments of distributions may be confirmed only by monthly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and monthly statements.

The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund’s policy on excessive trading, see “Excessive Trading Policies and Procedures.”

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

The CCM Community Impact Bond Fund Prospectus

By Mail

You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the “Invest by Mail” stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number and the Fund name.

Regular Mail Address

CCM Community Impact Bond Fund
P.O. Box 588
Portland, ME 04112
ccminvests.ta@apexgroup.com

Express Mail Address

CCM Community Impact Bond Fund
c/o Apex Fund Services
190 Middle Street, Suite 101
Portland, ME 04101

Initial share purchases must be accompanied by a completed new account application and a corporate resolution verifying the authorized signers. If shares are purchased by check and redeemed within seven business days of purchase, the Fund may hold redemption proceeds until the purchase check has cleared, a period of up to fifteen days. Please specify the Class of Fund Shares that you want to purchase.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, money orders, travelers checks, credit cards, credit card checks, third party checks or other checks deemed to be high-risk checks will be accepted.

You will receive a statement showing the number of Fund Shares purchased, the NAV at which your shares were purchased, and the new balance of Fund Shares owned each time you purchase Shares of the Fund. The Fund does not issue share certificates. All full and fractional shares will be carried on the books of the Fund.

All applications to purchase Shares of the Fund are subject to acceptance by authorized officers of the Fund and are not binding until accepted. The Fund reserves the right to reject purchase orders.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the purchase order is the next price calculated by the Fund after the Fund’s transfer agent receives the order in proper form at its office, not the P.O. Box provided for regular mail delivery.

By Wire

To open an account by wire, call 1-888-272-0007 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

Wiring Instructions

UMB Bank, N.A.
Kansas City, MO
ABA #101000695

For Credit To:

Atlantic Shareholder Services, LLC FBO Community Capital Trust
Acct #9872324919
Fund Name
(Your Account Number with the Fund)

Before making an initial investment by wire transfer, you must forward a completed new account application with your taxpayer identification number and signature(s) of authorized officer(s) along with a corporate resolution verifying the authorized signers to the Fund (1) by fax to the Fund’s transfer agent at 207-347-2195 or (2) by mail to the CCM Community Impact Bond Fund, P.O. Box 588, Portland, ME 04112.

Purchases In-Kind

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if the Advisor deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

To discuss arrangements for purchasing Shares of the Fund in exchange for your securities, contact the Advisor toll-free at 1-877-272-1977.

Buying or Selling Shares through a Shareholder Servicing Agent

CRA Shares of the Fund may be available through Shareholder Servicing Agents. Certain features of the Fund’s CRA Shares, such as the initial investment minimum, may be modified or waived by a Shareholder Servicing Agent. A Shareholder Servicing Agent may impose transaction or administrative charges or other direct fees. Therefore, you should contact the Shareholder Servicing Agent acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of CRA Shares and should read this Prospectus in light of the terms governing your accounts with the Shareholder Servicing Agent.

Shareholder Servicing Agents will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with the Fund and with clients and customers. A Shareholder Servicing Agent or, if applicable, its designee that has entered into an agreement with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment and the order received by the Fund no later than the Fund’s pricing on the following Business Day. If payment is not received by such time, the Shareholder Servicing Agent could be held liable for resulting fees or losses. The Fund will be deemed to have

The CCM Community Impact Bond Fund Prospectus

received a purchase or redemption order when a Shareholder Servicing Agent or, if applicable, its authorized designee accepts a purchase or redemption order in good order, provided payment and the order are received by the Fund on the following Business Day. Orders received by the Fund in good order will be priced at the net asset value for CRA Shares next computed after they are accepted by the Shareholder Servicing Agent or its authorized designee.

For further information as to how to direct a Shareholder Servicing Agent to purchase or redeem CRA Shares of the Fund on your behalf, you should contact your Shareholder Servicing Agent.

Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Retail Shares of the Fund directly from the Fund through its transfer agent, you may also buy or sell Retail Shares of the Fund through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day’s NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at the Fund’s NAV next computed after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

Minimum Purchases

The minimum initial investment for CRA Shares, Institutional Class Shares, and Retail Class Shares is $500,000, $100,000, and $2,500, respectively. The Fund reserves the right in its discretion to vary or waive the minimum initial investment for any purchase. There is no minimum requirement for subsequent purchases.

How to Redeem Fund Shares

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-888-272-0007.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to have your redemption proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing.

To protect you and the Fund against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature. You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public. Written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder are required for any of the following:

●	you want the Fund to send your money to an address other than the address on your account;

●	you want the Fund to send your money to the address on your account that’s changed within the last 30 days; or

●

you want the Fund to make the check payable to someone else, adding or changing ACH or wire instructions, the telephone redemption or exchange option or any other election in connection with your account.

The transfer agent reserves the right to require Medallion Signature Guarantees on all redemptions.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction.

The sale price will be the NAV next determined after the Fund receives your request in proper form.

By Mail

To redeem shares by mail, please send a letter to the Fund signed by all registered parties on the account specifying:

●	The Fund name;

●	The account number;

●	The dollar amount or number of shares you wish to redeem;

The CCM Community Impact Bond Fund Prospectus

●	The account name(s); and

●	The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Regular Mail Address

CCM Community Impact Bond Fund
P.O. Box 588
Portland, ME 04112

Express Mail Address

CCM Community Impact Bond Fund
c/o Apex Fund Services
190 Middle Street, Suite 101
Portland, ME 04101

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the sell order is the next price calculated by the Fund after the Fund’s transfer agent receives the order in proper form at its office, not the P.O. Box provided for regular mail delivery.

By Telephone

To redeem shares by telephone, you must first establish the telephone redemption privilege (and, if desired, the ACH or wire redemption privilege) by completing the appropriate sections of the account application. Call 1-888-272-0007 to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or send them to your bank via wire or ACH.

Receiving Your Money

Normally, the Fund will send your sale proceeds within one Business Day after it receives your redemption request. The Fund, however, may take up to seven days to pay redemption proceeds. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account if you have established banking instructions with the Fund. If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check has cleared or the ACH transaction has been completed (which may take up to 15 days from your date of purchase).

The Fund typically expects to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests. On a less regular basis, the Fund may also meet redemption requests by using short-term borrowings from its custodian and/or redeeming shares in-kind (as described below). These methods may be used during both normal and stressed market conditions.

Redemptions In-Kind

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund’s remaining shareholders, the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). It is highly unlikely that your shares would ever be redeemed in-kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

Exchanging Shares

Non-bank holders of CRA Shares of the Fund may exchange their CRA Shares for Institutional or Retail Shares of the Fund. The CRA Shares being exchanged must have a value of at least $100,000 or $2,500, respectively, although the Fund reserves the right to waive this minimum for any exchange. Non-bank investors who purchased their CRA Shares directly from the Fund should call the Fund’s transfer agent at 1-888-272-0007 for information on exchanging their CRA Shares. Non-bank investors who purchased their CRA Shares through a Shareholder Servicing Agent should contact their Shareholder Servicing Agent for information on exchanging their CRA Shares. An exchange of CRA Shares of the Fund for Institutional Shares or Retail Shares of the Fund is generally not a taxable event.

Holders of Institutional Shares of the Fund may exchange their Institutional Shares for Retail Shares of the Fund. Holders of Retail Shares of the Fund may exchange their Retail Shares for Institutional Shares of the Fund. The Institutional Shares being exchanged must have a value of at least $2,500, and the Retail Shares being exchanged must have a value of at least $100,000, although the Fund reserves the right to waive this minimum for any exchange. Investors who purchased their Institutional Shares or Retail Shares directly from the Fund should call the Fund’s transfer agent at 1-888-272-0007 for information on exchanging their Shares. Investors who purchased their Institutional Shares or Retail Shares through a financial intermediary or a financial adviser should contact their financial intermediary or financial adviser for information on exchanging their Shares. An exchange of Institutional Shares of the Fund for Retail Shares of the Fund, and an exchange of Retail Shares of the Fund for Institutional Shares of the Fund is generally not a taxable event.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the New York Stock Exchange is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

Telephone Transactions

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund

The CCM Community Impact Bond Fund Prospectus

is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial intermediary transact with the Fund over the telephone, you will generally bear the risk of any loss.

Payments to Financial Intermediaries

From time to time, the Advisor and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Advisor’s and/or its affiliates’ own legitimate profits or other resources. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. A financial intermediary may provide services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with “shelf space,” placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Advisor and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information, please see “Payments to Financial Intermediaries” in the SAI.

The level of payments made by the Advisor and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Advisor and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

Other Policies

Excessive Trading Policies and Procedures

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund’s long-term shareholders, and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Fund’s service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this Prospectus and approved by the Board. For purposes of applying these policies, the Fund’s service providers may consider the trading history of accounts under common ownership or control. The Fund’s policies and procedures include the following:

●

Shareholders are restricted from making more than four “round trips” into or out of the Fund within any 365 day period. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a round trip as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Advisor reasonably believes would be harmful or disruptive to the Fund.

●

The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Advisor reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund’s long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into “information sharing agreements” with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If

The CCM Community Impact Bond Fund Prospectus

the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Fund’s shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker or other financial intermediary. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

However, the Fund reserves the right to close or liquidate your account at the NAV next determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder’s financial intermediary (if shares are not held directly with the Fund).

More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-888-272-0007.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to declare and pay dividends from net investment income monthly. The Fund intends to make distributions of capital gains, if any, at least annually, usually in December. Dividends and distributions are reinvested in additional Fund Shares unless you indicate in the account application, or otherwise in writing, that you want to have dividends and distributions paid in cash.

The CCM Community Impact Bond Fund Prospectus

INVESTMENT ADVISOR

Community Capital Management, LLC (the “Advisor”) is a registered investment adviser founded in November 1998, with headquarters at 261 North University Drive, Suite 520, Fort Lauderdale, Florida 33324.

The Advisor was originally organized to provide investment advice to the Fund; at present it also provides advice to other clients, including separate accounts and other registered investment companies. As of August 31, 2025, the Advisor had approximately $6.8 billion in assets under management.

Elliot Gilfarb, CFA, Head of Fixed Income of the Advisor, serves as Senior Portfolio Manager for the Fund. He is responsible for portfolio management, research and trading. Mr. Gilfarb has been with the Advisor since 2006.

Andy Kaufman, Chief Investment Officer of the Advisor, serves as Senior Portfolio Manager of the Fund. He is responsible for portfolio management, research and trading. Mr. Kaufman joined the Advisor in 2015 as Senior Portfolio Manager. From 2014 to 2015, Mr. Kaufman was a portfolio manager at Mercantil Commercebank and from 2004 to 2014, he was a portfolio manager at BlackRock Financial Management.

Miriam Legrand, Director of Credit Research of the Advisor, has been a portfolio manager of the Fund since September 2022. Ms. Legrand is responsible for credit research, analysis and portfolio management. Ms. Legrand has been with the Advisor since 2022. Prior to joining the Advisor, Ms. Legrand was a senior corporate generalist at Fiera Capital where she was responsible for researching and analyzing the corporate credit allocation within their high-grade taxable strategies and high yield fund strategies. Prior to that, she worked at New York State Insurance Fund as a special investment officer and TIAA-CREF as an investment grade research associate.

Shonali Pal, Portfolio Manager, has been a portfolio manager of the Fund since 2022. Ms. Pal has been with the Advisor since 2020. Prior to joining the Advisor, Ms. Pal worked as an analyst leading deals and assisting clients through all stages of the M&A process at Cross Keys Capital. Prior to that, she was an associate at Bella Private Markets, a research and consulting firm focused on the private capital industry.

Alex Alario, Portfolio Manager, has been a portfolio manager of the Fund since 2024. Mr. Alario is involved in crafting and executing the Advisor’s internal economic forecasts, investment views, and portfolio positioning. He also supports the investment team with formulating asset allocation strategy, managing client portfolios, enhancing risk controls, and reporting on performance.

For more information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Fund, see the SAI.

Under the terms of an investment advisory agreement, the Advisor, subject to the supervision of the Fund’s Board of Trustees, will manage the investment operations of the Fund in accordance with the Fund’s investment policies. For the fiscal year ended May 31, 2025, the Advisor received a fee of 0.30% of the Fund’s average daily net assets. For the same period, the Advisor did not waive advisory fees.

The Advisor has contractually agreed to waive fees and reimburse expenses until September 30, 2026 so that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) will not exceed 1.00% of the Fund’s average daily net assets attributable to CRA Shares, 0.55% of the Fund’s average daily net assets of the Institutional Shares, and 0.90% of the Fund’s average daily net assets of the Retail Shares. If at any time the Fund’s Total Annual Fund Operating Expenses for a year is less than 1.00%, 0.55%, and 0.90% of the Fund’s CRA Shares, Institutional Shares, and Retail Shares, respectively, the Advisor may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursement was made by the Advisor, provided such reimbursement does not cause the Fund to exceed the expense limitations that were in effect at the time of the waiver or reimbursement.

The Advisor also provides certain CRA-related administrative services to financial institution holders of CRA Shares pursuant to a Special Administrative Services Agreement with the Fund. In consideration for such services and the assumption of related expenses, the Advisor is entitled to receive a fee of 0.20% of the average daily net asset value of the CRA Shares held by such financial institutions.

The Advisor may pay compensation from time to time, out of its assets and not as an additional charge to the Fund, to certain institutions and other persons in connection with sale, distribution and/or servicing of Shares of the Fund. See the SAI for more details on these payments.

The Advisor and its affiliates may deal, trade, and invest for their own accounts in the types of securities in which the Fund may also invest, and may invest in shares of the Fund. Such investments may be made for a variety of reasons, including for investment purposes. These activities may present potential conflicts of interest, including the possibility that the Advisor or its affiliates could benefit from knowledge of Fund trading activity. The Advisor maintains policies and procedures designed to address these potential conflicts and to prevent the misuse of material nonpublic information. The Advisor does not use inside information in making investment decisions on behalf of the Fund.

A discussion regarding the basis for the Board of Trustees’ most recent approval of the Fund’s investment advisory agreement with the Advisor is available in the Annual Report to Shareholders dated May 31, 2025.

DISTRIBUTION PLAN AND SERVICES PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to its CRA Shares and Retail Shares. The Distribution Plan allows the Fund to pay fees for the sale and distribution of CRA Shares and Retail Shares, and for administrative support services provided to the holders of CRA Shares. Because distribution fees are paid from Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The CCM Community Impact Bond Fund Prospectus

Under the Distribution Plan, the Fund may pay its distributor, or any other person, up to 0.25% per year of the Fund’s average daily net assets attributable to its CRA Shares and Retail Shares. If you hold your CRA Shares or Retail Shares for a substantial period of time, distribution fees may total more than the economic equivalent of the maximum front-end sales charge currently allowed by the Conduct Rules of the Financial Industry Regulatory Authority, Inc.

The Fund also has adopted a Services Plan with respect to its Retail Shares. Pursuant to the Services Plan, the Fund intends to enter into servicing agreements with institutions. Pursuant to these servicing agreements, institutions render certain personal liaison and administrative support services to customers who are the beneficial owners of Retail Shares of the Fund in consideration for payment of up to a maximum of 0.50% (comprised of up to 0.25% for personal liaison services and up to 0.25% for administrative support services) per year of the average daily net asset value of the Retail Shares beneficially owned by such customers. The Fund will not pay more than 0.10% in the aggregate for personal liaison and administrative support services through May 31, 2026.

FINANCIAL HIGHLIGHTS

The financial highlights table presented below is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects the financial results for a single Share in the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in Shares of the Fund assuming reinvestment of all dividends and distributions. The information in the table has been derived from financial statements that have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Annual Report. The Fund’s Annual Report, which is available upon request and without charge by calling 1-888-272-0007, is also available on the Fund’s website at www.ccminvests.com or by following the hyperlink: https://www.sec.gov/ix?doc=/Archives/edgar/data/0001078195/000139834425014668/fp0094511-1_ncsrixbrl.htm

CCM COMMUNITY
IMPACT BOND FUND
(For a share outstanding throughout each year)

CRA Shares	For the Fiscal Year Ended May 31, 2025	For the Fiscal Year Ended May 31, 2024	For the Fiscal Year Ended May 31, 2023	For the Fiscal Year Ended May 31, 2022	For the Fiscal Year Ended May 31, 2021
Net Asset Value, Beginning of Year	$9.25	$9.40	$9.83	$10.70	$10.86

Investment Operations:
Net investment income(a)	0.28	0.25	0.19	0.09	0.13
Net realized and unrealized gain (loss) on investments	0.19	(0.15)	(0.43)	(0.84)	(0.12)
Total from investment operations	0.47	0.10	(0.24)	(0.75)	0.01

Distributions from:
Net investment income	(0.28)	(0.25)	(0.19)	(0.12)	(0.17)
Total distributions	(0.28)	(0.25)	(0.19)	(0.12)	(0.17)

Net Asset Value, End of Year	$9.44	$9.25	$9.40	$9.83	$10.70

Total return	5.13%	1.15%	(2.41%)	(7.10%)	(0.01%)

Ratios/Supplemental Data
Net assets, end of year (in 000s)	$1,303,002	$1,144,589	$1,201,110	$1,315,646	$1,444,440
Ratio of expenses to average net assets	0.87%	0.87%	0.89%	0.88%	0.90%
Ratio of net investment income to average net assets	2.96%	2.72%	1.95%	0.85%	1.17%
Portfolio turnover rate	28%	32%	42%	55%	49%

(a)	Based on the average daily number of shares outstanding during the year.

The CCM Community Impact Bond Fund Prospectus

CCM COMMUNITY
IMPACT BOND FUND
(For a share outstanding throughout each year)

Institutional Shares	For the Fiscal Year Ended May 31, 2025	For the Fiscal Year Ended May 31, 2024	For the Fiscal Year Ended May 31, 2023	For the Fiscal Year Ended May 31, 2022	For the Fiscal Year Ended May 31, 2021
Net Asset Value, Beginning of Year	$9.24	$9.39	$9.82	$10.69	$10.85

Investment Operations:
Net investment income(a)	0.32	0.29	0.23	0.14	0.17
Net realized and unrealized gain (loss) on investments	0.19	(0.14)	(0.42)	(0.85)	(0.11)
Total from investment operations	0.51	0.15	(0.19)	(0.71)	0.06

Distributions from:
Net investment income	(0.32)	(0.30)	(0.24)	(0.16)	(0.22)
Total distributions	(0.32)	(0.30)	(0.24)	(0.16)	(0.22)

Net Asset Value, End of Year	$9.43	$9.24	$9.39	$9.82	$10.69

Total return	5.61%	1.61%	(1.97%)	(6.69%)	0.45%

Ratios/Supplemental Data
Net assets, end of year (in 000s)	$2,353,283	$2,236,344	$2,016,310	$1,892,894	$1,528,900
Ratio of expenses to average net assets	0.42%	0.42%	0.44%	0.43%	0.45%
Ratio of net investment income to average net assets	3.41%	3.17%	2.41%	1.31%	1.60%
Portfolio turnover rate	28%	32%	42%	55%	49%

(a)	Based on the average daily number of shares outstanding during the year.

CCM COMMUNITY
IMPACT BOND FUND
(For a share outstanding throughout each year)

Retail Shares	For the Fiscal Year Ended May 31, 2025	For the Fiscal Year Ended May 31, 2024	For the Fiscal Year Ended May 31, 2023	For the Fiscal Year Ended May 31, 2022	For the Fiscal Year Ended May 31, 2021
Net Asset Value, Beginning of Year	$9.24	$9.38	$9.82	$10.68	$10.85

Investment Operations:
Net investment income(a)	0.29	0.26	0.19	0.10	0.14
Net realized and unrealized gain (loss) on investments	0.19	(0.14)	(0.43)	(0.83)	(0.13)
Total from investment operations	0.48	0.12	(0.24)	(0.73)	0.01

Distributions from:
Net investment income	(0.29)	(0.26)	(0.20)	(0.13)	(0.18)
Total distributions	(0.29)	(0.26)	(0.20)	(0.13)	(0.18)

Net Asset Value, End of Year	$9.43	$9.24	$9.38	$9.82	$10.68

Total return	5.24%	1.36%	(2.42%)	(6.93%)	0.00%

Ratios/Supplemental Data
Net assets, end of year (in 000s)	$34,909	$38,028	$42,657	$49,919	$61,200
Ratio of expenses to average net assets	0.77%	0.77%	0.79%	0.78%	0.80%
Ratio of net investment income to average net assets	3.06%	2.81%	2.04%	0.95%	1.27%
Portfolio turnover rate	28%	32%	42%	55%	49%

(a)	Based on the average daily number of shares outstanding during the year.

The CCM Community Impact Bond Fund Prospectus

SERVICE PROVIDERS

INVESTMENT ADVISOR:

Community Capital Management, LLC
261 North University Drive, Suite 520
Fort Lauderdale, Florida 33324
www.ccminvests.com

ADMINISTRATOR:

SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

TRANSFER AGENT:

888-272-0007
Apex Fund Services
190 Middle Street, Suite 101
Portland, ME 04101

DISTRIBUTOR:

866-202-3573
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

LEGAL COUNSEL:

Faegre Drinker Biddle & Reath LLP
320 South Canal Street, Suite 3300
Chicago, IL 60606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
1700 Market Street
Philadelphia, PA 19103

CUSTODIAN:

U.S. Bank National Association
50 South 16th Street
Suite 2000
20th Floor
EX-PA-WBSP
Philadelphia, PA 19102

PRIVACY POLICY

FACTS	WHAT DOES COMMUNITY CAPITAL TRUST (“CCT”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons CCT chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does CCT share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 877-272-1977 or go to www.ccminvests.com

Not part of prospectus

PRIVACY POLICY (continued)

What we do
How does CCT protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does CCT collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● CCT’s sole affiliate is its investment adviser, Community Capital Management, LLC
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● CCT doesn’t share with nonaffiliates so they can market to you. CCT may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● CCT may share your information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you.

Not part of prospectus

[THIS PAGE INTENTIONALLY LEFT BLANK]

WHERE TO FIND MORE INFORMATION

ANNUAL/SEMI-ANNUAL REPORTS AND
STATEMENT OF ADDITIONAL INFORMATION (SAI)

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Additional information about the Fund and its policies also is available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

You can get a free copy of these documents, request other information about the Fund and make shareholder inquiries by calling the Advisor toll-free at 1-877-272-1977 or writing to:

CCM Community Impact Bond Fund
c/o Community Capital Management, LLC
261 North University Drive, Suite 520
Fort Lauderdale, FL 33324

or on the Internet at www.ccminvests.com.

Reports and other information about the Fund are also available on the SEC’s website at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC’s e-mail address at publicinfo@sec.gov.

The Trust’s Investment Company Act File No. is 811-09221.

261 North University Drive ■ Suite 520 ■ Fort Lauderdale, FL 33324

954-217-7999 ■ Toll Free: 877-272-1977 ■ www.ccminvests.com

COMMUNITY CAPITAL TRUST

CCM Community Impact Bond Fund (the “Fund”)

CRA Shares (CRAIX)

Institutional Shares (CRANX)

Retail Shares (CRATX)

STATEMENT OF ADDITIONAL INFORMATION

October 1, 2025

This Statement of Additional Information is not a prospectus. It relates to and should be read in conjunction with the Prospectus for CRA Shares, Institutional Shares and Retail Shares of the Fund dated October 1, 2025. You may obtain a copy of the Prospectus and the Annual Report to Shareholders dated May 31, 2025 (the “Annual Report”), free of charge, by writing to the CCM Community Impact Bond Fund, P.O. Box 588, Portland, ME 04112, by toll-free telephone request at 1-888-272-0007, or on the Internet at www.ccminvests.com.

The audited financial statements and related report of Deloitte & Touche LLP, an independent registered public accounting firm, contained in the Annual Report for the fiscal year ended May 31, 2025, are incorporated herein by reference in the Section “Financial Statements.” No other portion of the Annual Report is incorporated herein by reference.

DEFINED TERMS

In this Statement of Additional Information, the terms listed below have the following meanings:

Advisor – Community Capital Management, LLC, investment advisor to the Fund.

CRA – The Community Reinvestment Act of 1977, as amended.

Fund – CCM Community Impact Bond Fund (formerly known as “The Community Reinvestment Act Qualified Investment Fund”).

Trust – Community Capital Trust.

1940 Act – The Investment Company Act of 1940, as amended.

Prospectus – The prospectus for CRA Shares, Institutional Shares and Retail Shares of the Fund as described on the front cover page of this Statement of Additional Information.

THE TRUST AND ITS SHARES

The Trust, which was formerly known as The Community Reinvestment Act Qualified Investment Fund, was organized on January 15, 1999, as a business trust under the laws of the State of Delaware. The Trust is registered as an open-end, management investment company under the 1940 Act and currently consists of the Fund.

Under the Trust’s Agreement and Declaration of Trust, the shares of beneficial interest in the Trust shall be divided into such transferable shares of one or more separate and distinct series or classes of a series as the Trustees shall from time to time create and establish. The Trustees may, from time to time and without vote of the shareholders, issue shares of each series and class to a party or parties and for such amount and type of consideration and on such terms, subject to applicable law, as the Trustees may deem appropriate. The Trustees may issue fractional shares and shares held in treasury.

Prior to March 1, 2007, the Trust offered a single class of shares of beneficial interest in the Fund, which have been redesignated as CRA Shares. Effective March 1, 2007, the Trust began offering two additional classes of shares of beneficial interest in the Fund, i.e., Institutional Shares and Retail Shares. The Fund is a diversified portfolio under the 1940 Act. This means that, with respect to 75% of the Fund’s total assets, the Fund may not invest more than 5% of its total assets in the securities of a single issuer or hold more than 10% of the voting securities of such issuer. This does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities. Prior to September 27, 2019, the Fund was non-diversified for purposes of the 1940 Act.

Shares of the Fund when issued will be fully paid and nonassessable. Shareholders have no preemptive or other similar rights to subscribe to any additional shares of the Fund or other securities issued by the Trust or the Trustees of the Trust.

1

The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the shareholders of the Fund or any class of shares, to establish and designate and to change in any manner any initial or additional series or classes and to fix such preferences, voting powers, rights and privileges of such series or classes as the Trustees may from time to time determine, to divide or combine the shares of any series or classes into a greater or lesser number, to classify or reclassify any issued shares or any series or classes into one or more series or classes of shares, and to take such other action with respect to the shares as the Trustees may deem desirable.

All shares of each class of the Fund shall represent an equal proportionate interest in the assets belonging to the Fund, subject to the liabilities belonging to the Fund (including any general liabilities of the Trust allocated to the Fund by the Trustees), and, in the case of each class, to the liabilities belonging to that class, and each share of any class of the Fund shall be equal to each other share of that class.

The liabilities, expenses, costs, charges and reserves charged to the Fund as a whole shall be allocated to each class of the Fund in the proportion that the assets belonging to such class bear to the assets belonging to all classes in the Fund. To the extent permitted by rule or order of the Securities and Exchange Commission (“SEC”), the Trustees may allocate all or a portion of any liabilities belonging to the Fund to a particular class or classes as the Trustees may from time to time determine is appropriate. In addition, all liabilities, expenses, costs, charges and reserves belonging to a class shall be allocated to such class.

Shareholders have the power to vote only: (a) for the election of one or more Trustees in order to comply with the provisions of the 1940 Act; (b) with respect to any contract required by the 1940 Act to be approved by shareholders; (c) with respect to termination of the Trust or any series or class to the extent required by applicable law; (d) with respect to any plan adopted pursuant to Rule 12b-1 under the 1940 Act, and related matters, to the extent required by the 1940 Act; and (e) with respect to such additional matters relating to the Trust or any series or class of the Trust as may be required by the 1940 Act, the Trust’s Agreement and Declaration of Trust, the Trust’s By-Laws or as the Trustees may consider necessary or desirable. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. There is no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. The Agreement and Declaration of Trust permits the termination of the Trust or any series or class of the Trust by the Trustees without shareholder approval. The shareholders’ right to vote may be modified only by a majority vote of the shareholders.

The Agreement and Declaration of Trust provides that the Trustees and officers, when acting in their capacity as such, will not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust, or any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission in his or her capacity as Trustee or as an officer of the Trust, or for any act or omission of any other officer or employee of the Trust or of any other person or party, provided that the Agreement and Declaration of Trust does not protect any Trustee or officer against any liability to the Trust or to shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or the duties of such officer.

Each class of shares in the Fund is entitled equally to the Fund’s dividends and distributions except as follows: (1) each class will bear the expenses of any distribution plan, services plan and/or special administrative services fees applicable to such class; and (2) each class may incur differing transfer agency fees. Standardized yield and total return quotations are computed separately for each class of shares. The differences in expenses paid by the respective classes will affect their performance. In the event of a liquidation of the Fund, shareholders of each class will be entitled to distribution of Fund assets that are allocated to such class and that are remaining after the payment of all Fund liabilities that are allocated to such class. Such assets will be distributed to shareholders of each class in proportion to the number of shares of the class held by them.

2

The Fund may postpone the payment of redemption proceeds and may suspend the right of redemption during any period or at any time when and to the extent permissible under the 1940 Act. The Fund may redeem shares involuntarily if the Trustees determine that failure to do so may have materially adverse consequences to shareholders. In the event of an involuntary redemption, shareholders would have no further rights other than to receive the redemption price. In addition, the Fund may redeem some or all shares held by:

(1)	a shareholder whose account value is less than the minimum required investment amount as a result of redemptions;

(2)	all shareholders of the Fund if the value of all shares is less than the minimum amount established by the Board of Trustees; or

(3)	any shareholder to reimburse the Fund for any loss or expense it has sustained or incurred resulting from:

(a)	the shareholder’s failure to make full payment for share purchases;

(b)	any defective redemption request;

(c)	indebtedness incurred in connection with facilitating (i) requests pending receipt of collected funds from investments sold on the date of the shareholder’s redemption request, (ii) redemption requests when the shareholder has also notified the Fund of his, her or its intention to deposit funds in his, her or its account on the date of the redemption request, or (iii) the purchase of investments pending receipt of collected funds when the shareholder has notified the Fund of his, her or its intention to deposit funds in his, her or its accounts on the date of the purchase of the investments; or

(d)	a transaction effected for the benefit of the shareholder.

The Fund may make payment wholly or partly in securities or other property. In such an event, a shareholder would incur transaction costs in selling the securities or other property. However, the Trust has filed an election with the SEC to pay in cash all redemptions requested by a shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment cannot be revoked without the prior approval of the SEC.

INVESTMENT POLICIES AND RESTRICTIONS

The Fund’s investment objective is to seek to provide a high level of current income consistent with the preservation of capital through investments that the Advisor believes will have a positive impact.

3

The Fund’s investments may also be considered community, sustainable and impactful investments, including investments that invest in specific geographic regions or meet the following targeted impact themes: Affordable Health and Rehabilitation Care; Affordable Housing; Arts, Culture and the Creative Economy; Disaster Recovery, Resilience, and Remediation; Education and Childcare; Enterprise Development and Jobs; Environmental Sustainability; Gender Lens; Human Empowerment; Minority Advancement; Poverty Alleviation; Rural Community Development; Seniors, Veterans, and People with Disabilities; and Sustainable Communities (each, an “Impact Theme” and collectively, the “Impact Themes”). Not all of the investors in the Fund are subject to CRA requirements but may be seeking exposure to one or more specific geographic regions or Impact Themes. Investors that are not subject to CRA requirements do not receive CRA credit for their investments.

The following investment information supplements that set forth in the Prospectus, which describes the Fund’s principal investment strategies and the types of debt securities and other debt instruments in which the Fund primarily invests.

As described in the Prospectus, the Fund may temporarily hold investments that are not part of its principal investment strategy to try to avoid losses during unfavorable market conditions or pending the acquisition of investments believed to be CRA-qualified. These investments may include cash, money market instruments, debt securities issued or guaranteed by the U.S. government or its agencies and repurchase agreements.

Investment Quality. Under normal circumstances, the Fund will invest primarily in (1) securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”) and (2) other securities that have a rating at the time of purchase in the highest category assigned by at least one nationally recognized statistical rating organization (“Rating Agency”), for example AAA by S&P Global Ratings and/or Aaa by Moody’s Investors Service, Inc., or which are deemed by the Fund’s investment adviser to be of comparable quality to securities so rated, or which are credit-enhanced by one or more entities with one of the above credit ratings. The Fund may invest up to 40% of its net assets in investment grade securities that are rated in the second or third highest rating categories by at least one Rating Agency at the time of purchase, or which are deemed by the Fund’s investment adviser to be of comparable quality to securities so rated, or which are credit-enhanced by one or more entities with one of the above credit ratings. U.S. Government Securities are not subject to the foregoing 40% limitation. See Appendix A for more information on the ratings of Ratings Agencies.

U.S. Government Securities. Obligations of certain U.S. government agencies, authorities, instrumentalities or sponsored enterprises can be supported by either (i) the full faith and credit of the U.S. Treasury (such as obligations of the Government National Mortgage Association (“Ginnie Mae”)), (ii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as obligations of the Federal National Mortgage Association (“Fannie Mae”)), or (iii) only the credit of the issuer (such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). While securities issued or guaranteed by Ginnie Mae are backed by the full faith and credit of the U.S. Department of Treasury, securities issued by Fannie Mae and Freddie Mac are solely the obligation of the issuer and generally do not carry any guarantee from the U.S. government. Other U.S. Government Securities that the Fund may purchase include, but are not limited to, Federal Housing Administration (“FHA”) project loans. FHA project loans are mortgage loans insured by the FHA. The Fund also may invest in certain securities issued by the Small Business Administration and other U.S. government agencies, authorities, instrumentalities and sponsored enterprises. Although many U.S. Government Securities purchased by the Fund, such as those issued by the Fannie Mae, Freddie Mac and the Federal Home Loan Banks, may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

4

Additional Information Concerning Fannie Mae and Freddie Mac. The extreme and unprecedented volatility and disruption that impacted the capital and credit markets beginning in 2008 led to market concerns regarding the ability of Freddie Mac and Fannie Mae to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator.

In connection with the actions taken by the FHFA, the U.S. Treasury has entered into certain preferred stock purchase agreements (“SPAs”) with each of Freddie Mac and Fannie Mae, which establish the U.S. Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae (the “Agreements”). The senior preferred stock was issued in connection with financial contributions from the U.S. Treasury to Freddie Mac and Fannie Mae. Although the SPAs are subject to amendment from time to time, currently the U.S. Treasury is obligated to provide such financial contributions up to an aggregate maximum amount determined by a formula set forth in the SPAs, and until such aggregate maximum amount is reached, there is not a specific end date to the U.S. Treasury’s obligations.

Under a letter agreement entered into in January 2021, each company is permitted to retain earnings and raise private capital to enable them to meet the minimum capital requirements under the FHFA’s Enterprise Regulatory Capital Framework (“ERCF”). The letter agreement also permits each company to develop a plan to exit conservatorship, but may not do so until all litigation involving the conservatorships is resolved and each company has the minimum capital required by FHFA’s rules.

Fannie Mae and Freddie Mac are continuing to operate while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The FHFA has indicated that the conservatorship of each company will end when the director of FHFA determines that FHFA’s plan to restore the company to a safe and solvent condition has been completed. Under amendments to the ERCF, Fannie Mae and Freddie Mac have published capital disclosures which provide additional information about their capital position and capital requirements on a quarterly basis since the first quarter of 2023 and delivered their first capital plans to FHFA in May 2023. The FHFA finalized amendments to certain provisions of the ERCF in November 2023 that modify various capital requirements for Freddie Mac and Fannie Mae. Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the Agreements. It is also unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of Fannie Mae and Freddie Mac will have on their creditworthiness and guarantees of certain mortgage-backed securities. The ERCF requires Fannie Mae and Freddie Mac, upon exit from conservatorship, to maintain higher levels of capital than prior to conservatorship to satisfy their risk-based capital requirements, leverage ratio requirements and prescribed buffer amounts. Accordingly, should the FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of their securities, which could cause the Fund’s investments to lose value.

5

The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities under the SPAs, market responses to developments in Freddie Mac and Fannie Mae, downgrades or upgrades in the credit ratings assigned to Freddie Mac and Fannie Mae by nationally recognized statistical rating organizations (“NRSROs”) or ratings services, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by Freddie Mac and Fannie Mae.

In addition, the future of Freddie Mac and Fannie Mae, and other U.S. government-sponsored enterprises that are not backed by the full faith and credit of the U.S. government (“GSEs”), is in serious question as the U.S. government is considering options ranging from significant reform, nationalization, privatization or consolidation, to outright elimination. The issues that have led to significant U.S. government support for Freddie Mac and Fannie Mae have sparked serious debate regarding the continued role of the U.S. government in providing mortgage loan liquidity.

Zero Coupon Bonds. The Fund may invest in zero coupon bonds. Zero coupon bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between a zero coupon bond’s purchase price and its face value.

Regulation of Investment Company Use of Derivatives. SEC Rule 18f-4 (“Rule 18f-4” or the “Derivatives Rule”) regulates the ability of the Fund to enter into derivative transactions and other leveraged transactions. The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, such as TBA transactions, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and options. Rule 18f-4 also regulates other types of leveraged transactions, such as reverse repurchase transactions and transactions deemed to be “similar to” reverse repurchase transactions, such as certain securities lending transactions. Rule 18f-4 generally mandates that a fund either limit derivatives exposure to 10% or less of its net assets as a limited derivative user (“Limited Derivative User”), or in the alternative implement: (i) limits on leverage calculated based on value-at-risk; and (ii) a written derivatives risk management program administered by a derivatives risk manager appointed by the fund’s board, including a majority of the independent trustees, that is periodically reviewed by the board. The Fund has adopted policies and procedures for investing in derivatives and other transactions in compliance with Rule 18f-4 as a Limited Derivative User.

Repurchase Agreements. The Fund may agree to purchase portfolio securities from domestic and foreign financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Repurchase agreements may be considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement generally will not be more than one year after the Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust’s custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System.

6

The Fund may permit the seller’s obligation to be novated to the Fixed Income Clearing Corporation (“FICC”) pursuant to an agreement between the Fund, FICC and the seller as a sponsoring member of FICC. In such case, the FICC would become the Fund’s counterparty. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the sponsoring member, the custodian or a bank acting as agent for the Fund. The Fund would become subject to the FICC’s rules, which may limit the Fund’s rights and remedies (including recourse to collateral) or delay or restrict the rights and remedies, and expose the Fund to the risk of FICC’s insolvency.

The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable. If the Fund enters into a repurchase agreement with a foreign financial institution, it may be subject to the same risks associated with foreign securities.

If the Fund enters into a repurchase agreement involving securities that the Fund could not purchase directly, and the counterparty defaults, the Fund may become the holder of securities that it could not purchase. Apart from the risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller or FICC may fail to repurchase the security. If the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), generally, the seller of the securities or FICC will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Repurchase agreements may be subject to additional regulation as qualified financial contracts (see “Qualified Financial Contracts” above for additional information).

In the event of default by a foreign counterparty in a repurchase agreement, the Fund may be unable to successfully assert a claim to the collateral under foreign laws. As a result, repurchase agreements with a foreign financial institution may involve higher credit risks than repurchase agreements with domestic financial institutions. Moreover, certain foreign countries may have less developed and less regulated banking systems and auditing, accounting and financial reporting systems than the United States. In addition, repurchase agreements with foreign financial institutions located in emerging markets, or relating to emerging markets, may involve foreign financial institutions or counterparties with lower credit ratings than domestic financial institutions.

Reverse Repurchase Agreements. The Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). The Fund may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements may be considered to be borrowings under the 1940 Act. The use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund.

7

The Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. Under new Rule 18f-4 of the 1940 Act, when the Fund trades reverse repurchase agreements, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. The Advisor intends to monitor developments and seeks to manage the Fund in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so. Please see “Regulation of Investment Company Use of Derivatives” above for additional information.

In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements may be subject to additional regulation as qualified financial contracts (see “Qualified Financial Contracts” below for additional information).

Qualified Financial Contracts. Regulations adopted by federal banking regulators under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which took effect in 2019, require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of the Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact the Fund’s credit and counterparty risks.

Taxable Municipal Bonds. The Fund may invest a significant amount in taxable municipal bonds that are designed primarily to finance community development. The two principal classifications of taxable municipal bonds that may be held by the Fund are “general obligation” bonds and “revenue” bonds. General obligation bonds are generally secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are generally payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

The Fund may also invest in “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

There are, of course, variations in the quality of taxable municipal bonds, both within a particular category and between categories, and the yields on taxable municipal bonds depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the taxable municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a NRSRO represent its opinion as to the quality of taxable municipal bonds. It should be emphasized that these ratings are general and are not absolute standards of quality. Taxable municipal bonds with the same maturity, interest rate and rating may have different yields. Taxable municipal bonds of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of taxable municipal bonds may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.

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The payment of principal and interest on most taxable municipal bonds purchased by the Fund will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multistate agency of which a state is a member is a separate “issuer” as that term is used in this Statement of Additional Information. An issuer’s obligations under its taxable municipal bond are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligation for the payment of interest on and principal of its taxable municipal securities may be materially adversely affected by litigation or other conditions.

Asset-Backed (including Mortgage-Backed) Securities. The Fund may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other financial assets. The investment characteristics of asset-backed securities differ from those of traditional fixed-income securities. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security normally is subject to both call risk and extension risk, and an asset-backed security’s stated maturity may be shortened. In addition, the security’s total return may be difficult to predict precisely. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the Fund’s average weighted maturity, the maturity of asset-backed securities will be based on estimates of average life. Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

Asset-backed securities acquired by the Fund may include collateralized mortgage obligations (“CMOs”). CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits (“REMICs”). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways, and normally are considered derivative securities. In some cases, CMOs may be highly leveraged and very speculative. The Fund will not purchase “residual” CMO interests, which normally exhibit greater price volatility.

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Mortgage- and asset-backed securities are also subject to the risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Any economic downturn could increase the risk that such assets underlying asset-backed securities purchased by the Fund will also suffer greater levels of default than were historically experienced.

In addition, privately issued mortgage-backed securities (as well as other types of asset-backed securities) do not have the backing of any U.S. government agency, instrumentality or sponsored enterprise. The seller or servicer of the underlying mortgage obligations generally will make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer. To provide additional investor protection, some mortgage-backed securities may have various types of credit enhancements, reserve funds, subordination provisions or other features.

Corporate Debt Obligations. The Fund may invest in investment grade and non-investment grade corporate bonds and other evidences of corporate indebtedness (“debt securities”), including debt securities issued by companies involved in publicly announced mergers, takeovers and other corporate reorganizations, or may be exposed to debt securities through derivative instruments.

Although generally not as risky as the equity securities of the same issuer, debt securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and the issuer’s operating results, balance sheet and credit ratings. The market value of debt securities issued by companies involved in pending corporate mergers and takeovers may be determined in large part by the status of the transaction and its eventual outcome, especially if the debt securities are subject to change-of-control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of the merger or takeover. Accordingly, the principal risk associated with investing in these debt securities is the possibility that the transaction may not be completed.

Foreign Securities – Yankee Bonds. The Fund may invest in certain obligations or securities of foreign issuers. In particular, the Fund may invest in Yankee Bonds which are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. Foreign investments may subject the Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source or other taxes, and the adoption of other foreign governmental restrictions.

Additional risks include less publicly available information, less government supervision and regulation of foreign securities exchanges, brokers and issuers, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and that therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Certain of these investments may subject the Fund to currency fluctuation risks.

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Investment Company Securities. The Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund’s investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses. Rule 12d1-1 under the 1940 Act permits the Fund to invest an unlimited amount of its uninvested cash in a money market fund so long as, among other things, said investment is consistent with the Fund’s investment objective and policies. As a shareholder in an investment company, the Fund would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.

The SEC recently adopted revisions to the rules permitting funds to invest in other investment companies to streamline and enhance the regulatory framework applicable to fund of funds arrangements. While new Rule 12d1-4 permits more types of fund of fund arrangements without reliance on an exemptive order or no-action letters, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures. Rule 12d1-4 went into effect on January 19, 2021. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters went into effect on January 19, 2022.

Securities Lending. The Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral will be subject to possible depreciation in value. The Fund will continue to accrue interest on the securities loaned and will also earn income on the loans. Any cash collateral received by the Fund will be invested in high quality, short-term money market instruments. Loans will generally be short term, will be made only to borrowers that the Advisor deems to be of good standing and only when, in the Advisor’s judgment, the income to be earned from the loan justifies the attendant risk.

LIBOR Discontinuation Risk. Most London Interbank Offered Rates (“LIBORs”) were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. As of September 30, 2024, the UK FCA has confirmed that all publications of LIBOR, including all synthetic publications of the 1-, 3-, and 6-month U.S. dollar LIBOR settings, have ceased. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Although the transition away from LIBOR has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. Instruments in which the Fund invests historically paid interest at floating rates based on LIBOR or were subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests also historically obtained financing at floating rates based on LIBOR. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. All of the aforementioned may adversely affect the Fund’s performance or NAV.

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Portfolio Turnover Risk. The Fund may sell securities that it has held for less than one year. When it does so, the Fund may realize short term capital gains, which are taxed at higher rates than long term capital gains.

Liquidity. To maintain liquidity, the Fund may hold a portion of its net assets in repurchase agreements or other short-term instruments and/or cash. Under normal conditions, the Fund will hold no more than 10% of its net assets in such instruments.

Illiquid Investments. Pursuant to Rule 22e-4 under the 1940 Act, the Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may include repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities that are not readily marketable. Illiquid investments may also include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such investments are not registered with the SEC. Although certain of these investments may be readily sold and therefore deemed liquid, others may have resale restrictions and may be considered illiquid. To the extent an investment held by the Fund is deemed to be an illiquid investment or a less liquid investment, the Fund will be exposed to greater liquidity risk.

Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Fund’s investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the 15% limitation on purchases of illiquid investments described above, Rule 144A securities will not be considered to be illiquid if the Advisor has determined, in accordance with guidelines established by the Fund’s Board of Trustees, that an adequate trading market exists for such securities.

The Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4.

The Fund may be limited in pursuing investment opportunities by the limits on its ability to hold illiquid investments. Certain investments trade in lower volume and may be less liquid than securities of large established companies. Because the SEC places a limit of 15% of net assets that can be invested in illiquid investments, the Fund may be forced to forego investments in securities that are deemed illiquid.

Investment Restrictions. The following investment restrictions are fundamental policies of the Fund and may be changed only with the approval of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act (see “Miscellaneous” below):

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The Fund will not:

1.	Make loans, except that the Fund (i) may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) may lend portfolio securities against collateral consisting of cash or securities that are consistent with the Fund’s permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

2.	Borrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes and may engage in reverse repurchase transactions to the extent permitted by the 1940 Act; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the dollar amounts borrowed, subject to any limitations imposed by the 1940 Act. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

3.	Act as an underwriter within the meaning of the Securities Act; except insofar as the Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

4.	Purchase or sell real estate; except that the Fund may purchase securities that are secured by real estate and may purchase securities of issuers that deal in real estate or interests therein; however, the Fund will not purchase or sell interests in real estate limited partnerships.

5.	Purchase any securities that would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, although this limitation does not apply to mortgage-backed securities; provided, however, that there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the U.S. government, the District of Columbia or any of their authorities, agencies, or instrumentalities (including U.S. government-sponsored enterprises) or political subdivisions, including municipal bonds.

6.	Purchase or sell commodities or commodity contracts, or invest in futures contracts or options related thereto.

7.	With respect to 75% of its total assets taken at market value, invest more than 5% of the value of the total assets of the Fund in the securities of any one issuer, except U.S. government securities and repurchase agreements collateralized by U.S. government agencies.

For purposes of Investment Restriction No. 2 above, margin and collateral arrangements with respect to the purchase or sale of mortgage-backed and other asset-backed securities and when-issued, to-be-announced, dollar roll and other transactions that result or may result in the delayed delivery of securities are not deemed to be a pledge of assets.

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The Fund has also adopted the following restrictions, which may be changed by the Board of Trustees without shareholder approval:

The Fund may not:

1.	Invest in companies for the purpose of exercising management or control.

2.	Invest in or sell put options, call options, straddles, spreads, or any combination thereof.

3.	Make short sales of securities or maintain a short position.

4.	Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets, or as is permitted by the 1940 Act.

If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund’s portfolio securities generally will not constitute a violation of the limitation. With respect to borrowings, if the Fund’s asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.

Policies and Procedures Relating to Selective Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures describing the circumstances under which the Fund, the Advisor, SEI Investments Global Funds Services, the Fund’s administrator and fund accounting agent, and Apex Fund Services, the Fund’s transfer agent (collectively, the “Service Providers”), may disclose information about the Fund’s portfolio holdings. Notwithstanding such policies and procedures, any disclosures of the Fund’s portfolio holdings must be consistent with the antifraud provisions of the federal securities laws and the fiduciary obligations of the Fund and the Service Providers.

Neither the Fund nor any Service Provider will disclose the Fund’s portfolio holdings information to any person other than in accordance with these policies and procedures. The principal Service Provider responsible for dissemination of information about the Fund’s portfolio holdings is the Advisor.

Generally, the Fund and its Service Providers may disclose portfolio holdings information to any entity or party after the information has become public. A Service Provider may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC, such as Form N-CSR or Form N-PORT.

The Fund currently publishes complete portfolio holdings for the Fund as of the end of each calendar quarter on Bloomberg, subject to at least a 15-calendar day lag between the date of the information presented and the date on which the information is disclosed.

Service Providers may also disclose portfolio holdings prior to the portfolio holdings information being filed with the SEC or posted on the Fund’s webpage under certain limited circumstances. Portfolio holdings information may be provided to third party service providers of auditing, legal, custody, proxy voting and other services for the Fund, including rating and ranking organizations and executing broker/dealers. These third party service providers include (i) U.S. Bank National Association, the Fund’s custodian, (ii) Deloitte & Touche LLP, the Fund’s independent registered public accounting firm, (iii) Faegre Drinker Biddle & Reath LLP, counsel to the Trust, (iv) FilePoint®, the Fund’s printer, (v) SEI Investments Distribution Co., the Fund’s distributor, (vi) Bloomberg, the Fund’s publisher and (vii) The Thomson Corporation, Morningstar Inc., Lipper and S&P Global Ratings, the Fund’s rating agencies. These third-party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Such third parties will receive portfolio holdings information only if the third party has executed a confidentiality agreement with the Fund or otherwise owes a duty of trust or confidence to the Fund or the Advisor, such as the Trust’s legal counsel. In addition, portfolio holdings information may be provided to shareholders in connection with consideration relating to the CRA. Other than disclosure that is required under federal or state laws and regulations, shareholders are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. In the event that the Fund or a Service Provider discloses the Fund’s portfolio holdings to a selected third party for a legitimate business purpose that does not meet the foregoing criteria, such third party shall be required to execute a confidentiality agreement and shall not trade on such information. Neither the Fund, a Service Provider nor any of its affiliated persons (as that term is defined in the 1940 Act) shall receive compensation in any form, whether in cash or otherwise, in connection with the disclosure of information about the Fund’s portfolio holdings.

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With respect to the disclosure of portfolio holdings information, the Advisor is authorized to prepare and post to the Fund’s website its portfolio holdings. SEI Investments Global Funds Services, the Fund’s administrator, is responsible for portfolio holdings disclosure to third party service providers of auditing, custody, proxy voting and other services to the Fund, or disclosure to a rating or ranking organization. With respect to any other disclosure of the Fund’s portfolio holdings not referenced in the foregoing paragraphs, no disclosure may be made prior to such information becoming publicly disclosed unless: (i) the Fund has legitimate business purposes for doing so; (ii) the recipient has entered into a confidentiality agreement, which includes a duty not to trade on the nonpublic information; and (iii) the Trust’s President authorizes such disclosure after consultation with Fund counsel. The Trust’s President will then notify the Board of the disclosure at the next regularly scheduled meeting of the Board.

In determining the existence of a legitimate business purpose, the following factors, and any additional relevant factors, shall be considered: (i) that any prior disclosure is consistent with the anti-fraud provisions of the federal securities laws; and (ii) avoidance of any conflicts of interest between the interests of the Fund’s shareholders and the Service Providers, the Fund’s principal underwriter or any affiliated person (as that term is defined in the 1940 Act) of such entities. The Advisor will consider any actual or potential conflicts of interest between the Advisor and the Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to the Fund’s shareholders, the Adviser may authorize the release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to the Fund’s shareholders, the Advisor will not authorize such release.

The Advisor will notify the Board if disclosures are made concerning the Fund’s portfolio holdings in contravention of these policies and procedures.

INVESTMENT ADVISOR

The Advisor, located at 261 North University Drive, Suite 520, Fort Lauderdale, FL 33324, was organized under the laws of the State of Delaware as an investment advisory corporation in 1998. The Advisor is also registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

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Alyssa D. Greenspan, President of the Trust and President and Chief Executive Officer of the Advisor, Jessica Botelho, Vice President of the Trust and Co-Chief Impact Strategist of the Advisor, and James Malone, Treasurer of the Trust and Chief Financial Officer of the Advisor, are affiliated persons of both the Trust and the Advisor.

The following individuals or entities own 5% or more of the Advisor’s outstanding voting securities:

Todd J. Cohen, 34.5% (Executive Chairman of the Advisor); John Scott Cooper, 19.6%; Audrey Cohen, 6.5% and Alyssa D. Greenspan, 9.1%.

The Advisor provides investment advisory services to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. The Advisor determines what securities and other investments will be purchased, retained or sold by the Fund and implements such determinations through the placement of orders for the execution of portfolio transactions with or through such brokers or dealers as the Advisor may select.

For the services provided and expenses assumed under the Advisory Agreement, the Advisor is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 0.30% of the Fund’s average daily net assets. For the fiscal year ended May 31, 2023, the Advisor was paid $9,587,065 in advisory fees. For the same period, the Advisor waived $0 in advisory fees. For the fiscal year ended May 31, 2024, the Advisor was paid $9,859,549 in advisory fees. For the same period, the Advisor waived $0 in advisory fees. For the fiscal year ended May 31, 2025, the Advisor was paid $10,815,514 in advisory fees. For the same period, the Advisor waived $0 in advisory fees.

The Advisor has contractually agreed to waive fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses (other than acquired fund fees and expenses) for the CRA Shares, Institutional Shares and Retail Shares from exceeding 1.00%, 0.55% and 0.90%, respectively, until September 30, 2026. If at any time the Fund’s Total Annual Fund Operating Expenses for a year is less than 1.00%, 0.55%, and 0.90% for CRA Shares, Institutional Shares, and Retail Shares, respectively, the Advisor may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursement was made by the Advisor, provided such reimbursement does not cause the Fund to exceed the expense limitations that were in effect at the time of the waiver or reimbursement.

The Advisory Agreement provides that the Advisor shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Advisory Agreement, except by reason of the Advisor’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement will continue in effect from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by the Board of Trustees, or by a vote of a “majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act). The Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

The Advisor also provides certain CRA-related administrative services to bank/thrift holders of CRA Shares of the Fund pursuant to a Special Administrative Services Agreement with the Trust. These services include (i) providing supporting documentation of investments earmarked for CRA consideration on behalf of bank/thrift shareholders; (ii) monitoring the CRA examination schedules of bank/thrift shareholders; (iii) ongoing analysis of CRA guidelines and any amendments thereto; and (iv) providing CRA examination support as needed. In consideration for the services provided and expenses assumed pursuant to the Special Administrative Services Agreement, the Advisor is entitled to receive a fee, computed daily and paid monthly, at the annual rate of 0.20% of the average net asset value of the CRA Shares attributable to financial institution holders of CRA Shares. The Special Administrative Services Agreement will continue in effect from year to year so long as such continuance is approved at least annually (i) by vote of a majority of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Agreement and (ii) by the Board of Trustees. For the fiscal year ended May 31, 2023, the Advisor was paid $2,500,400 in fees pursuant to the Special Administrative Services Agreement. During the same period, the Advisor waived $0 in fees pursuant to the Special Administrative Services Agreement. For the fiscal year ended May 31, 2024, the Advisor was paid $2,297,098 in fees pursuant to the Special Administrative Services Agreement. During the same period, the Advisor waived $0 in fees pursuant to the Special Administrative Services Agreement. For the fiscal year ended May 31, 2025, the Advisor was paid $1,652,638 in fees pursuant to the Special Administrative Services Agreement. During the same period, the Advisor waived $0 in fees pursuant to the Special Administrative Services Agreement.

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Conflicts of Interest. Investment decisions for the Fund may be made in conjunction with decisions for other accounts and/or funds with the same strategy. The Advisor recognizes that potential conflicts may arise with respect to other investment accounts managed by the Advisor, which may include privately offered funds, separately managed accounts of high net worth customers and institutional investors, and other registered investment companies. These conflicts include, but may not be limited to, differing fee structures, differing investments selected for various vehicles, and inequitable allocation and aggregation trading practices. Registered investment companies, private funds and separate accounts are generally invested pro-rata unless circumstances (e.g., a partially filled order) warrant a different approach. The Advisor has comprehensive policies and procedures designed to monitor and mitigate any perceived conflicts of interest.

Portfolio Managers – Other Accounts Managed by the Portfolio Managers

	Number of Other Accounts Managed and Total Assets by Account Type*						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based*
Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
CCM Community Impact Bond Fund
Elliot Gilfarb	2	$ 3,814,600,000	--	--	85	$ 2,701,766,000	--	--	--	--	--	--
Andy Kaufman	2	$ 3,814,600,000	--	--	85	$ 2,701,766,000	--	--	--	--	--	--
Miriam Legrand	1	$ 3,683,660,900	--	--	85	$ 2,701,766,000	--	--	--	--	--	--
Shonali Pal	2	$ 3,814,600,000	--	--	85	$ 2,701,766,000	--	--	--	--	--	--
Alex Alario	1	$ 3,683,660,900	--	--	85	$ 2,701,766,000

*	This information is current as of May 31, 2025.

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Portfolio Manager – Compensation

Elliot Gilfarb, Andy Kaufman, Miriam Legrand, Shonali Pal and Alex Alario are paid fixed salaries. Each portfolio manager is eligible for an annual bonus at the Advisor’s discretion, which is based upon the overall profitability of the Advisor and the individual’s performance.

Portfolio Managers – Portfolio Managers’ Ownership of Securities in the Fund

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned by Portfolio Managers*
CCM Community Impact Bond Fund
Elliot Gilfarb	$1-$10,000
Andy Kaufman	$1-$10,000
Miriam Legrand	$1-10,000
Shonali Pal	$1-10,000
Alex Alario	$0

*	This information is current as of May 31, 2025.

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PROXY VOTING POLICIES

The Board of Trustees has delegated the responsibility for voting proxies relating to the Fund’s portfolio securities to the Advisor. The Advisor’s Proxy Voting Policies and Procedures (the “Policies”) require that the Advisor vote proxies received in a manner consistent with the best interests of the Trust and its shareholders. The Advisor maintains records with respect to proxy voting as is required by applicable law. Proxy voting authority rests with the portfolio manager (the “Proxy Administrator”).

The Advisor may be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. If the Advisor determines that there is any possibility that the vote may involve a material conflict of interest, the Proxy Administrator shall consult with the President of the Advisor who may then, among other things, (i) hire an independent third party (or request a disinterested trustee of the Trust when voting securities held by the Trust) to make the voting recommendation to the Advisor or (ii) suggest that the client engage another party to determine how the proxies should be voted. In all such cases, the Advisor will take steps designed to ensure that the decision to vote the proxies was based on the client’s best interest and was not a product of the conflict.

The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses.

The Fund’s complete proxy voting record for the 12-month period ended June 30, 2025 is available without charge, upon request, by calling the Fund toll-free at 1-877-272-1977 and on the SEC’s website at www.sec.gov.

TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the oversight of the Board of Trustees (the “Board”), subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. The Trustees are responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Trust’s daily business operations.

Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Board is currently composed of six Independent Trustees. The Board has selected John E. Taylor, an Independent Trustee, to act as Chairman. Mr. Taylor’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Taylor consults with the other Independent Trustees and the Trust’s officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. The Board conducts regular meetings at least four times a year, and holds special meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Trust’s independent registered public accounting firm and legal counsel, to assist the Trustees in performing their oversight responsibilities.

The Board has established four standing committees – Audit, Market Risk, Governance, and CRA Compliance Committees. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “Standing Board Committees,” below.

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The Board has determined that the Trust’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Name, Address and Age	Position(s) Held with the Trust[1]	Served in Position Since[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee During Past 5 Years[4]
INDEPENDENT TRUSTEES
John E. Taylor Age 76	Chairman of the Board and Trustee	6/1/99	President & Director, Community Consulting, Inc., August 2021 to present; President and Founder, National Community Reinvestment Coalition, January 1992 to August 2021.	1	None
Heinz Riehl Age 89	Trustee	6/1/99	President, Riehl World Training & Consulting, Inc. (bank consulting), 1996 to present.	1	None
Irvin M. Henderson Age 69	Trustee	6/26/00	President and Chief Executive Officer, Henderson & Company (consulting firm), 1993 to present; Chair of Gateway CDC, April 2021 to present; Editorial Board Member of the Novogradac Journal of Tax Credits, May 2021 to present.	1	None
Robert O. Lehrman Age 90	Trustee	9/29/00	Business consultant and special counsel, 1997 to present; formerly, director, Community Capital Bank, New York, NY; formerly, President and Chief Executive Officer, Community Bankers Association, New York.	1	None

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Name, Address and Age	Position(s) Held with the Trust[1]	Served in Position Since[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee During Past 5 Years[4]
Mirian Saez Age 68	Trustee	6/26/19	Former Director of Island Operations, City and County of San Francisco, 2006 to July 2020; formerly: Executive Advisory Council, Leadership California, Inc. (a non-profit), 2013 to July 2023; Executive Committee, Mercy Housing California, Inc. (a non-profit), 2014 to December 2022; Co-Chair Finance Committee, WDC Board of Education; Oversight Board, Resolution Trust Corporation.	1	None
Robert Dickerson Age: 73	Trustee	1/23/20	Executive Director, Birmingham Business Resource Center (business management consulting), 1996 to present; Chief Executive Officer, Birmingham City Wide Local Development Company, 1996 to present.	1	None

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Name, Address and Age	Position(s) Held with the Trust	Served in Position Since[2]	Principal Occupation(s) During Past 5 Years
OFFICERS
Alyssa D. Greenspan c/o Community Capital Management, LLC 261 North University Drive Suite 520 Fort Lauderdale, FL 33324 Age 53	President	1/22/21 (previously served as Vice President since 2010)	Chief Executive Officer (since 2023) and President (since January 2015), Community Capital Management, LLC; Chief Operating Officer, Community Capital Management, LLC since June 2009; Senior Vice President and Portfolio Manager, Community Capital Management, LLC since May 2003.
Jessica Botelho c/o Community Capital Management, LLC 261 North University Drive Suite 520 Fort Lauderdale, FL 33324 Age: 42	Vice President	10/21/16	Co-Chief Impact Strategist (since 2024), Director of CRA and Impact Research since July 2017; Director, Shareholder Relations, Community Capital Management, LLC since May 2015.
James Malone, CFA c/o Community Capital Management, LLC 261 North University Drive Suite 520 Fort Lauderdale, FL 33324 Age 54	Treasurer	4/1/14	Chief Financial Officer of Community Capital Management, LLC since July 2013; Director of Investment Platforms, since September 2011.
Stefanie J. Little Little Consulting Group, Inc. 11 Gina Marie Lane Elkton, MD 21921 Age 57	Chief Compliance Officer	12/18/09	President, Little Consulting Group, Inc. since 2011; Managing Member, SEC Compliance Alliance, LLC since 2012; Chief Compliance Officer of Community Capital Management, LLC from January 2010 to August 2025.
David L. Williams Faegre Drinker Biddle & Reath LLP 320 South Canal Street Suite 3300 Chicago, IL 60606 Age 42	Secretary	2/6/25	Partner, Faegre Drinker Biddle & Reath LLP (formerly, Drinker Biddle & Reath LLP) (law firm) since 2019.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Community Capital Management, LLC 261 North University Drive, Suite 520, Fort Lauderdale, FL 33324.

[2]	Each Trustee holds office until he or she resigns, is removed or dies, except that any Trustee who begins service after May 1, 2024 shall, upon reaching the age of 78, promptly submit his or her resignation as a member of the Board to be effective as of December 31 of that year. The president, treasurer and secretary shall hold office for a one-year term and until their respective successors are chosen and qualified, or until such officer dies or resigns.

[3]	As of the date hereof, the Fund Complex consists of the Fund.

[4]	Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

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Trustee Experience, Qualifications, Attributes and/or Skills

The information above includes each Trustee’s principal occupations during the last five years. Each Trustee possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Trustee. The cumulative background of each Trustee led to the conclusion that each Trustee should serve as a Trustee for the Trust. Mr. Taylor, an attorney, brings to the Board over 30 years of senior executive-level management experience in the community development sector and has served on the boards of many government and non-profit entities. Mr. Riehl has demonstrated leadership and management abilities as evidenced in his senior executive positions in the banking and consulting industries. Mr. Henderson has been an executive in various aspects of the financial planning and community development areas and also has served on the boards of many non-profit entities. Mr. Lehrman has been a government counsel, and senior executive and board member in the banking and utilities industries, and for corporations and non-profits. His voluntary service has included the fields of community development and affordable housing, education, cultural groups, foundations, health and human services, and professional societies. Ms. Saez has demonstrated leadership and management abilities as evidenced by her experience in leading and operating government housing agencies and serving on non-profit boards. Mr. Dickerson brings over 29 years of senior executive-level management experience to the Board and also serves on the boards of the National Community Reinvestment Coalition, the Lawson State Community College Foundation, Talladega (Alabama) College, the Fair Housing Center of Northern Alabama and the Birmingham Business Alliance, among others.

The table below sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2024.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Heinz Riehl	None	None
John E. Taylor	$1-$10,000	$1-$10,000
Irvin M. Henderson	$1-$10,000	$1-$10,000
Robert O. Lehrman	$50,001-$100,000	$50,001-$100,000
Mirian Saez	$1-$10,000	$1-$10,000
Robert Dickerson	None	None

*	As of December 31, 2024, the Trust’s Family of Investment Companies consisted of the Fund.

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Each Trustee receives a $52,000 retainer, and $4,000 for each board meeting attended, whether participation is in person or by telephone. The annual Board Chair fee is $28,000, the annual Audit Committee Chair and financial expert fee is $14,000 for each Audit Committee Co-Chair and the annual fee for other Committee Chairs is $13,000.

Faegre Drinker Biddle & Reath LLP, of which Mr. Williams is a partner, receives legal fees as counsel to the Trust. Alyssa D. Greenspan, an employee of the Advisor, does not receive compensation from the Trust for acting as President of the Trust. Jessica Botelho, an employee of the Advisor, does not receive compensation from the Trust for acting as Vice President of the Trust. Mr. Malone receives $120,000 in compensation for acting as Treasurer of the Trust. Little Consulting Group, Inc. receives fees from the Trust in connection with compliance services, including services provided by the Chief Compliance Officer. For the fiscal year ended May 31, 2025, Little Consulting Group, Inc. was paid $161,864 for such services. As of August 31, 2025, the Trustees and Officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Trust.

The table below sets forth the compensation that the Independent Trustees of the Trust received for the fiscal year ended May 31, 2025. Interested Trustees receive no compensation. Currently, all Trustees of the Trust are Independent Trustees.

Name of Person/Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as part of Trust Expenses	Total Compensation From Fund Complex (including the Fund)[1]
Heinz Riehl Trustee	$89,000	$0	$89,000
John E. Taylor Trustee	$104,000	$0	$104,000
Irvin M. Henderson Trustee	$90,000	$0	$90,000
Robert O. Lehrman Trustee	$89,000	$0	$89,000
Mirian Saez Trustee	$90,000	$0	$90,000
Robert Dickerson Trustee	$89,000	$0	$89,000

[1]	As of the date hereof, the “Fund Complex” consists of the Fund.

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Standing Board Committees

The Board of Trustees has established four committees: Audit, Market Risk, Governance and CRA Compliance.

The Audit Committee annually considers the engagement and compensation of the Trust’s independent auditors, oversees the audit process and reviews with the auditors the scope and results of the audit of the Trust’s financial statements. Mr. Henderson and Ms. Saez are the Co-Chairpersons of the Audit Committee and Messrs. Riehl and Lehrman are members of the Committee. The Audit Committee met three times during the fiscal year ended May 31, 2025.

The Governance Committee is responsible for (1) the selection and nomination of candidates to serve as trustees, committee members, chairs and officers of the Fund; (2) reviewing and recommending the level of compensation for the independent trustees; and (3) oversight of all other Trust governance issues. Mr. Lehrman is Chairman of the Governance Committee and Mr. Taylor and Ms. Saez are members of the Committee. The Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Trust’s Secretary, David L. Williams, Esq., Faegre Drinker Biddle & Reath LLP, 320 South Canal Street, Ste. 3300, Chicago, IL 60606. The Governance Committee met four times during the fiscal year ended May 31, 2025.

The Market Risk Committee is responsible for the review of pricing and valuation, interest rate risk and credit risk issues. Mr. Riehl is the Chairman of the Market Risk Committee and Messrs. Dickerson and Henderson are members of the Committee. The Market Risk Committee met four times during the fiscal year ended May 31, 2025.

The CRA Compliance Committee is responsible for the review of the Trust’s CRA compliance issues. Mr. Dickerson is Chairman of the CRA Compliance Committee and Messrs. Taylor and Henderson are members of the Committee. The CRA Compliance Committee met four times during the fiscal year ended May 31, 2025.

Risk Oversight

The Board of Trustees performs its risk oversight function for the Trust through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Advisor and other Service Providers, Trust officers and the Trust’s Chief Compliance Officer (“CCO”). The Trust is subject to a number of risks, including but not limited to investment risk, price risk, liquidity risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Fund is the responsibility of the Advisor or other Service Providers (depending on the nature of the risk) that carry out the Trust’s investment management and business affairs. Each of the Advisor and the other Service Providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Committees, the Advisor or other Service Providers, receiving and approving compliance policies and procedures, periodic meetings with the Trust’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Trust’s CCO to discuss compliance reports, findings and issues. The Board also relies on the Advisor and other Service Providers, with respect to the day-to-day activities of the Trust, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Trust’s business and reputation.

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Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Trust’s independent registered public accounting firm to ensure that the Trust’s audit scope includes risk-based considerations as to the Trust’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

PERFORMANCE INFORMATION

CRA Shares, Institutional Shares and Retail Shares of the Fund will have similar performance results because each class of shares represents interests in the same portfolio of securities. Performance results will differ only to the extent that the classes do not have the same expenses. You should be aware that CRA Shares have a 0.25% 12b-1 fee and a 0.20% special administrative services fee, and Retail Shares have a 0.25% 12b-1 fee and a 0.10% shareholder services fee, while Institutional Shares have no 12b-1 fee, special administrative services fee or shareholder services fee.

From time to time the Fund may quote total return figures for its CRA Shares, Institutional Shares and/or Retail Shares. “Total Return” for a period is the percentage change in value during the period of an investment in CRA Shares, Institutional Shares or Retail Shares, including the value of CRA Shares, Institutional Shares or Retail Shares acquired through reinvestment of all dividends and capital gains distributions. “Average Annual Total Return” is the average annual compounded rate of change in value represented by the Total Return for the period.

Average Annual Total Return is computed as follows: T= [ERV/P)-1]1/n

Where:

T = average annual total return

P = a hypothetical initial investment of $1,000

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment at the beginning of the applicable period

The formula for calculating Aggregate Total Return is as follows:

Aggregate Total Return = [(ERV/P) – 1]

The Fund may also advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per CRA Share, Institutional Share or Retail Share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[(a-b/cd + 1)6 - 1]

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Where:

a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursement)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum offering price per share on the last day of the period

The Fund imposes no sales charges. Income taxes are not taken into account. The Fund’s performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although total return and yield is useful in reviewing the Fund’s performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

In reports or other communications to investors or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with (1) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below, (2) one or more benchmark indices, or (3) other appropriate indices of investment securities or with data developed by the Advisor derived from such indices. Performance information may also include evaluation of the Fund by nationally recognized ranking services and information as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron’s, The Wall Street Journal, The New York Times, or other national, regional or local publications.

In reports or other communications to investors or in advertising, the Fund may also describe the general biography or work experience of the portfolio manager(s) of the Fund and may include quotations attributable to the portfolio manager(s) describing approaches taken in managing the Fund’s investments, research methodology, underlying stock selection or the Fund’s investment objective. The Fund may also discuss the continuum of risk and return relating to different investments. In addition, the Fund may from time to time compare its expense ratios to those of investment companies with similar objectives and policies, as advertised by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

NET ASSET VALUE

The net asset value per share of the Fund is calculated separately for each class of shares by dividing the total value of the Fund’s assets attributable to a particular class after subtracting liabilities charged to that class by the number of outstanding shares of that class. The liabilities that are charged to the Fund are borne by each share of the Fund, except for (i) payments pursuant to the Special Administrative Services Agreement and Distribution Plan applicable only to CRA Shares, and (ii) payments under the Distribution Plan and Services Plan applicable only to Retail Shares.

The Fund’s portfolio securities are priced based on the market value of those securities when market quotations for those securities are readily available. Debt securities are valued by market bid quotation or independent pricing services which use bid prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Discounts or premiums on debt securities are amortized to income over their prospective lives, using the effective interest method. Fixed income debt instruments, such as commercial paper, bankers' acceptances and U.S. Treasury Bills, having a maturity of sixty (60) days or less at the time of acquisition, are valued at the evaluated price supplied by an independent pricing service. Independent pricing services may use various valuation methodologies, including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. In the absence of prices from an independent pricing service, the securities will be priced by the Advisor, as valuation designee, using the fair valuation procedures described below. Debt securities with a remaining maturity of more than 60 days are valued at representative quoted prices as provided by an independent pricing service. If the validity of pricing information on high yield bonds provided by pricing services appears to be unreliable, then dealer supplied quotes may be used to value those securities. If the validity of quotations appears to be unreliable or if the number of quotations indicates a thin market, then further consideration is given to whether market quotations are readily available. The value of agency commercial mortgage-backed securities and single family mortgage-backed securities may be determined by quotations from market makers, quotations with respect to similar securities, and matrix pricing. The value of asset-backed securities, municipal bonds, and corporate bonds may be determined by quotations from market makers, quotations with respect to similar securities and matrix pricing.

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Securities for which quotations are not available and any other assets are valued at fair value as determined in good faith by the Advisor, as the Fund’s valuation designee, subject to the oversight of the Trust’s Board of Trustees. The Advisor, as the Fund’s valuation designee, must use its business judgment in determining when a price for a particular security is not “readily available.” In making this determination, the Advisor may consider all relevant factors, which may include, among other things: (i) a pricing service or quoting dealer no longer provides prices or data is otherwise missing with respect to a particular security priced by that service or dealer; (ii) a price obtained from a pricing service is plainly in error; (iii) there is no market quotation available because the security is restricted or not actively traded; (iv) the security is “when-issued” or to be announced and the price is not available until the security has been “issued”; (v) the security’s price includes a component for dividends or interest income accrued; (vi) prices obtained from a pricing service regularly display unacceptable deviations from actual transactions in similar securities; (vii) the Advisor determines that matrix pricing provides a more accurate valuation; (viii) spreads between bids and asked prices are so large as to render them questionable; (ix) a significant event occurs after the close of trading on a market in which a portfolio security trades before the Fund’s valuation time. The use of fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

TAX INFORMATION

The following summarizes certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal income tax consequences in the Prospectus and this Statement of Additional Information are based on the Internal Revenue Code of 1986, as amended (the “Code”) and regulations issued under it, and on court decisions and administrative interpretations, as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may be retroactive.

General. The Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, the Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, the Fund must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from interests in qualified publicly traded partnerships.

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Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government Securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. Government Securities and securities of other regulated investment companies), (2) two or more issuers (other than securities of other regulated investment companies) that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its net tax-exempt income, if any, for the year.

The Fund intends to comply with these three requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Capital Loss Carryforwards. As of May 31, 2025, the Fund had capital loss carryforwards outstanding as follows: short-term capital loss carryforwards in the amount of $59,590,954 and long-term capital loss carryforwards in the amount of $138,253,573 available to reduce its future net capital gain.

State and Local Taxes. Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

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PORTFOLIO TRANSACTIONS

Debt securities are generally traded in the over-the-counter market. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (mark-up). In some instances, the Advisor feels that better prices are available from non-principal market makers that are paid commissions directly.

Decisions to buy and sell securities for the Fund are made by the Advisor subject to the supervision by the Trust’s Board of Trustees. The Advisor places orders pursuant to its investment determinations for the Fund either directly with the issuer or with a broker or dealer. In executing portfolio transactions and selecting brokers or dealers, the Advisor uses its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Advisor considers all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. When the Fund purchases or sells securities through brokers on an agency basis, in evaluating the best overall terms available, and in selecting the broker to execute a particular transaction, the Advisor may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Advisor or an affiliate of the Advisor exercises investment discretion. The Advisor is authorized to pay to a broker who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission another broker would have charged for effecting that transaction if, but only if, the Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Advisor to the Fund. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities; economic statistics; forecasting services; industry and company analyses; portfolio strategies; quantitative data; quotation services; order management systems for certain purposes; certain news services; credit rating services; testing services; execution services; market information systems; consulting services from economists and political analysts; and computer software or on-line data feeds.

The Advisor will make investment decisions for the Fund independently from those of other clients of the Advisor. However, the same security may be held in the portfolio of the Fund and one or more other clients when the same security is believed suited for the investment objectives of the Fund and such other client(s). Should two or more clients of the Advisor simultaneously be engaged in the purchase or sale of the same security, to the extent possible, the transactions will be allocated as to price and amount in a manner fair and equitable to each client and the Fund.

The Advisor may execute portfolio transactions through the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Such transactions will be subject to the requirements of applicable law and will be reviewed by the Trust’s Board of Trustees. The Distributor may not engage in portfolio transactions with the Fund when it acts as principal.

DISTRIBUTOR

SEI Investments Distribution Co., the Distributor, located at One Freedom Valley Drive, Oaks, PA 19456, serves as principal underwriter for the Fund’s shares. Shares of the Fund are sold on a continuous basis. The distribution agreement between the Trust and the Distributor requires the Distributor to use all reasonable efforts in connection with the distribution of the Fund’s shares. However, the Distributor has no obligation to sell any specific number of shares and will only sell shares for orders it receives.

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DISTRIBUTION PLANS AND SERVICES PLAN

The Trust has adopted separate Distribution Plans with respect to the Fund’s CRA Shares and Retail Shares pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan for CRA Shares authorizes the Fund to pay the Distributor or another person, including in some cases the Advisor, annual fees of up to 0.25% of the Fund’s average daily net assets attributable to its CRA Shares in consideration for distribution and other services and the assumption of related expenses. Amounts paid under the Distribution Plan may be used to cover expenses that are related to (a) distribution of the Fund’s CRA Shares, (b) ongoing servicing and/or maintenance of the accounts of the holders of the Fund’s CRA Shares, (c) payments to institutions for selling the Fund’s CRA Shares, and (d) sub-transfer agency, sub-accounting, administrative or similar services related to the Fund’s CRA Shares. The Distribution Plan for Retail Shares authorizes the Fund to pay the Distributor or another person, including in some cases the Advisor, annual fees of up to 0.25% of the Fund’s average daily net assets attributable to its Retail Shares in consideration for distribution services and the assumption of related expenses. Amounts paid under the Distribution Plan may be used to cover expenses that are related to distribution of the Fund’s Retail Shares. The Fund may pay the full fee provided for by the respective Distribution Plans even if the costs for are less than the full amount.

The Distribution Plans for CRA Shares and Retail Shares have been approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the particular Distribution Plan or in any agreement related thereto (the “Disinterested Trustees”). In approving the Distribution Plans, the Trustees considered various factors and determined that there is a reasonable likelihood that the Distribution Plans will benefit the Fund and the holders of its CRA Shares or Retail Shares, as applicable. Each Distribution Plan may be terminated by a vote of a majority of the Disinterested Trustees. The Trustees will review quarterly a written report of the amounts expended pursuant to each Distribution Plan and the purposes for which such expenditures were made. Each Distribution Plan may be amended by a vote of the Trustees, provided that any material amendments also require the vote of a majority of the Disinterested Trustees. Any amendment to materially increase the costs that the Fund’s CRA Shares or Retail Shares, as applicable, bear under the Distribution Plans requires approval by a “majority of the outstanding voting securities,” i.e., CRA Shares or Retail Shares, as applicable, of the Fund (as defined in the 1940 Act). For so long as one or both of the Distribution Plans are in effect, selection and nomination of Disinterested Trustees will be committed to the discretion of the Disinterested Trustees. Any agreement related to a Distribution Plan may be terminated at any time without the payment of any penalty by a vote of a majority of the Disinterested Trustees. Each Distribution Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved by a majority of the Board of Trustees, including a majority of the Disinterested Trustees.

The Advisor may enter into selling agreements with broker/dealers. Under the selling agreements, the Advisor makes an initial annual payment to the broker/dealer based on the aggregate net asset value of the CRA Shares or Retail Shares, as applicable, owned of record or beneficially by the broker/dealers’ customers on the date the shares are purchased. After the first twelve months, the Advisor pays broker/dealers quarterly payments, based on the aggregate net asset value of the CRA Shares or Retail Shares owned of record or beneficially by the broker/dealers’ customers at the end of the quarter. The Advisor then recovers from the Fund under the Trust’s Distribution Plan for CRA Shares or Retail Shares of the Fund, as applicable, the amounts paid by the Advisor to such broker/dealers.

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For the fiscal year ended May 31, 2023, the Fund paid fees of $3,125,466 pursuant to the Distribution Plan for CRA Shares, including $677,658 paid for compensation to broker-dealers and $1,436,323 paid for compensation to sales and marketing personnel. For the fiscal year ended May 31, 2024, the Fund paid fees of $2,879,565 pursuant to the Distribution Plan for CRA Shares, including $773,856 paid for compensation to broker-dealers and $1,364,771 paid for compensation to sales and marketing personnel. For the fiscal year ended May 31, 2025, the Fund paid fees of $2,978,775 pursuant to the Distribution Plan for CRA Shares, including $893,718 paid for compensation to broker-dealers and $1,340,165 paid for compensation to sales and marketing personnel.

For the fiscal year ended May 31, 2023, the Fund paid fees of $113,525 pursuant to the Distribution Plan for Retail Shares, including $108,005 paid for compensation to broker-dealers. For the fiscal year ended May 31, 2024, the Fund paid fees of $104,542 pursuant to the Distribution Plan for Retail Shares, including $102,650 paid for compensation to broker-dealers. For the fiscal year ended May 31, 2025, the Fund paid fees of $91,724 pursuant to the Distribution Plan for Retail Shares, including $88,496 paid for compensation to broker-dealers.

The Trust also has adopted a Services Plan with respect to the Fund’s Retail Shares pursuant to which the Trust intends to enter into servicing agreements with institutions. Pursuant to these servicing agreements, institutions render certain personal liaison and administrative support services to customers who are the beneficial owners of Retail Shares in consideration for payment of up to 0.50% (on an annualized basis) (comprised of up to 0.25% for personal liaison services and up to 0.25% for administrative support services) of the average daily net asset value of Retail Shares of the Fund beneficially owned by such customers. Services under the Services Plan may include: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; processing dividend payments from the Fund; providing customers with information as to their positions in Retail Shares; providing sub-accounting with respect to Retail Shares or the information necessary for sub-accounting; and providing periodic mailings to customers. Such services are intended to supplement the services provided by the Fund’s administrator and transfer agent.

The Fund understands that institutions may charge fees to their customers who are the beneficial owners of Retail Shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts that may be received by an institution under the Services Plan. Under the terms of each servicing agreement entered into with the Trust, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Retail Shares.

The Trust’s servicing agreements are governed by the Services Plan that has been adopted by the Trust’s Board of Trustees in connection with the offering of Retail Shares of the Fund. Pursuant to the Services Plan, the Board of Trustees will review, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with institutions must be approved annually by a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the “Disinterested Trustees”).

The Board of Trustees has approved the Fund’s arrangements with institutions based on information provided by the Fund’s service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and the holders of Retail Shares by affording the Fund greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Retail Shares of the Fund. Any material amendment to the Fund’s arrangements with institutions must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees). So long as the Fund’s arrangements with institutions are in effect, the selection and nomination of the members of the Trust’s Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust will be committed to the discretion of such Disinterested Trustees.

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For the fiscal year ended May 31, 2023, the Fund paid fees of $45,410 pursuant to the Services Plan. For the fiscal year ended May 31, 2024, the Fund paid fees of $40,666 pursuant to the Services Plan. For the fiscal year ended May 31, 2025, the Fund paid fees of $36,689 pursuant to the Services Plan.

CUSTODIAN

U.S. Bank National Association (the “Custodian”), with offices at 50 South 16th Street, Suite 2000, 20th Floor, EX-PA-WBSP, Philadelphia, PA 19102, acts as custodian for the Fund. As such, the Custodian holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. The Custodian does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders. For the fiscal year ended May 31, 2023, the Fund paid the Custodian fees in the amount of $309,640. For the fiscal year ended May 31, 2024, the Fund paid the Custodian fees in the amount of $373,095. For the fiscal year ended May 31, 2025, the Fund paid the Custodian fees in the amount of $368,082.

ADMINISTRATOR AND TRANSFER AGENT

SEI Investments Global Funds Services (the “Administrator”), located at One Freedom Valley Drive, Oaks, PA 19456, provides administration and fund accounting services for the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the Administrator is responsible for a wide variety of functions, including but not limited to:

•	Fund accounting services

•	Financial statement preparation

•	Valuation of the Fund’s portfolio securities

•	Pricing the Fund’s shares

•	Assistance in preparing tax returns

•	Preparation and filing of required regulatory reports

•	Coordination of Board and shareholder meetings

•	Monitoring the Fund’s legal compliance

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Apex Fund Services, 190 Middle Street, Suite 101, Portland, ME 04101 (the “Transfer Agent”), serves as the Fund’s transfer agent. For the fiscal year ended May 31, 2023, the Fund paid the Administrator and the Transfer Agent account and administration fees (after waivers) in the amount of $1,588,263 and transfer agent fees in the amount of $305,087, respectively. For the fiscal year ended May 31, 2024, the Fund paid the Administrator and the Transfer Agent account and administration fees (after waivers) in the amount of $1,626,220 and transfer agent fees in the amount of $279,520, respectively. For the fiscal year ended May 31, 2025, the Fund paid the Administrator and the Transfer Agent account and administration fees (after waivers) in the amount of $1,652,638 and transfer agent fees in the amount of $251,154, respectively.

COMPLIANCE SERVICES

Little Consulting Group, Inc. (“Little Consulting”), located at 11 Gina Marie Lane, Elkton, MD 21921, provides compliance services to the Trust, including, but not limited to, providing a designated Chief Compliance Officer (“CCO”) for the Trust, pursuant to a Compliance Services Agreement. Pursuant to the Compliance Services Agreement, the Trust pays Little Consulting monthly and hourly fees for designated CCO services and ongoing compliance management services identified in the Agreement, plus reasonable out-of-pocket expenses.

OTHER INFORMATION

The Advisor may pay, out of its own assets, compensation to authorized dealers, service organizations and other financial intermediaries (“Intermediaries”) in connection with the sale and distribution of shares of the Fund and/or servicing of shares of the Fund. These payments (“Additional Payments”) would be in addition to the payments by the Fund described in the Fund’s Prospectus and this Statement of Additional Information for distribution and shareholder servicing and processing. These Additional Payments may take the form of “due diligence” payments for an Intermediary’s examination of the Fund and payments for providing extra employee training and information relating to the Fund; “listing” fees for the placement of the Fund on a dealer’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to the Fund; “marketing support” fees for providing assistance in promoting the sale of the Fund’s shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Advisor may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to any shareholder administration, servicing and processing fees paid by the Fund. The Additional Payments made by the Advisor may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The Additional Payments may be different for different Intermediaries. Furthermore, the Advisor may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Advisor may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs, subject to applicable Financial Industry Regulatory Authority, Inc. regulations.

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CODE OF ETHICS

The Trust and the Advisor have adopted codes of ethics under Rule 17j-1 of the 1940 Act that permit investment personnel, subject to their particular codes of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

COUNSEL

Faegre Drinker Biddle & Reath LLP (of which David L. Williams, Secretary of the Trust, is a partner), 320 South Canal Street, Ste. 3300, Chicago, IL 60606, is counsel to the Trust and will pass upon certain legal matters on its behalf.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, with offices at 1700 Market Street, Philadelphia, PA 19103, serves as the Fund’s independent registered public accounting firm and provides audit and tax services to the Fund.

FINANCIAL STATEMENTS

The Fund’s Annual Report to Shareholders for the fiscal year ended May 31, 2025 has been filed with the SEC. The financial statements and financial highlights in such Annual Report (the “Financial Statements”) are incorporated by reference into this Statement of Additional Information. The Financial Statements and financial highlights included in such Annual Report have been audited by Deloitte & Touche LLP, the Fund’s independent registered public accounting firm, whose report thereon also appears in such Annual Report and is incorporated herein by reference.

MISCELLANEOUS

As used in this Statement of Additional Information and in the Fund’s Prospectus, a “majority of the outstanding voting securities” of the Fund or a particular class of shares means, with respect to the approval of an investment advisory agreement, Rule 12b-1 Plan or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the Fund or share class, as applicable, represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund or share class are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund or share class, as applicable.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of August 31, 2025, Morgan Stanley Smith Barney LLC on behalf of its customers, 1 New York Plaza, 12th Floor, New York, NY 10004-1901, owned 15.01% of the Fund and 22.82% of the Institutional Class Shares of the Fund; National Financial Services LLC on behalf of its customers, 200 Liberty Street, New York, NY 10281, owned 11.66% of the Fund and 17.28% of the Institutional Class Shares of the Fund; Charles Schwab & Co Inc on behalf of its customers, 101 Montgomery Street, San Francisco, CA 94104 owned 14.85% of the Fund and 21.79% of the Institutional Class Shares of the Fund; Merrill Lynch Pierce Fenner & Smith Inc. for the benefit of its customers, 4800 Deer Lake Dr E, Jacksonville, FL 32246, owned 6.07% of the Fund and 9.17% of the Institutional Class Shares of the Fund; HSBC Bank USA National Association, 1421 W Shure Dr #100, Arlington Heights, IL 60004, owned 3.12% of the Fund and 9.35% of the CRA Shares of the Fund; Fifth Third Bank, FBO Senior Living Crime Prev, 5001 Kingsley Dr., Cincinnati, OH 45239 owned 2.84% of the Fund and 8.50% of the CRA Shares of the Fund; National Financial Services LLC for the benefit of its customers, 200 Liberty Street, One World Financial Center, New York, NY 10281, owned 11.66% of the Fund and 23.75% of the Retail Shares of the Fund; and Charles Schwab & Co Inc for the benefit of its customers, 101 Montgomery Street, San Francisco, CA 94104, owned 14.85% of the Fund and 58.05% of the Retail Shares of the Fund.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

[1]	A long-term rating can also be used to rate an issue with short maturity.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term obligation ratings provide DBRS Morningstar’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute, or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar long-term obligation ratings provide DBRS Morningstar’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

DBRS Morningstar offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on DBRS Morningstar’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. DBRS Morningstar issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. DBRS Morningstar credit ratings are determined by credit rating committees.

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)	(1)	Agreement and Declaration of Trust of Registrant dated January 14, 1999 is incorporated herein by reference to Exhibit (a) to Registrant’s Registration Statement on Form N-1A filed on February 3, 1999.

(2)	Amendment No. 1 dated as of January 25, 2013 and effective as of May 29, 2013 to Agreement and Declaration of Trust is incorporated herein by reference to Exhibit (a)(2) to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A filed on May 29, 2013.

(b)	Amended Bylaws of Registrant are incorporated herein by reference to Exhibit (b) to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A filed on September 27, 2013.

(c)	Articles II, VI, VII and VIII of Registrant’s Agreement and Declaration of Trust dated January 14, 1999 are incorporated herein by reference to Exhibit (a).

(d)	(1)	Investment Management Agreement between Registrant and Community Capital Management, LLC (formerly known as CRA Fund Advisors, Inc.) dated as of June 1, 1999 is incorporated herein by reference to Exhibit (d) to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A filed on June 8, 1999.

(2)	Amendment No. 1 to the Investment Management Agreement between Registrant and Community Capital Management, LLC is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A filed on September 28, 2009.

(3)	Amendment No. 2 to the Investment Management Agreement between Registrant and Community Capital Management, LLC dated May 1, 2008 is incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A filed on September 26, 2008.

(4)	Addendum No. 1 to the Investment Management Agreement between Registrant and Community Capital Management, LLC is incorporated herein by reference to Exhibit (d)(4) to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A filed on September 27, 2013.

(5)	Addendum No. 2 to the Investment Management Agreement between Registrant and Community Capital Management, LLC is incorporated herein by reference to Exhibit (d)(5) to Post-Effective Amendment No. 36 to Registrant’s Registration Statement on Form N-1A filed on September 28, 2018.

(6)	Addendum No. 3 to the Investment Management Agreement between Registrant and Community Capital Management, LLC is incorporated herein by reference to Exhibit (d)(6) to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A filed on September 29, 2023.

(e)	(1)	Distribution Agreement between Registrant and SEI Investments Distribution Co. dated December 22, 2006 is incorporated herein by reference to Exhibit (e) to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed on March 1, 2007.

(2)	Amendment No. 1 to the Distribution Agreement between Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(2) to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A filed on May 29, 2013.

(f)	None.

(g)	Custody Agreement between Registrant and U.S. Bank, National Association dated April 26, 2013 is incorporated herein by reference to Exhibit (g)(1) to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A filed on May 29, 2013.

(h)	(1)	Administration Agreement between Registrant and SEI Investments Global Funds Services dated December 22, 2006 is incorporated herein by reference to Exhibit (h)(1) to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed on March 1, 2007.

(2)	Amendment No. 1 to the Administration Agreement between Registrant and SEI Investments Global Funds Services dated June 26, 2008 is incorporated herein by reference to Exhibit (h)(2) to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A filed on September 26, 2008.

(3)	Amendment No. 2 to the Administration Agreement between Registrant and SEI Global Funds Services dated October 19, 2012 is incorporated herein by reference to Exhibit (h)(3) to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A filed on May 29, 2013.

(4)	Amendment No. 3 to the Administration Agreement between Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A filed on September 27, 2013.

(5)	Amendment No. 4 to the Administration Agreement between Registrant and SEI Investments Global Funds Services dated January 27, 2018 is incorporated herein by reference to Exhibit (h)(5) to Post-Effective Amendment No. 36 to Registrant’s Registration Statement on Form N-1A filed on September 28, 2018.

(6)	Amendment No. 5 to the Administration Agreement between Registrant and SEI Investments Global Funds Services dated January 1, 2019 is incorporated herein by reference to Exhibit (h)(6) to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A filed on September 27, 2019.

(7)	Amendment No. 6 to the Administration Agreement between Registrant and SEI Investments Global Funds Services dated June 1, 2021 is incorporated herein by reference to Exhibit (h)(7) to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A filed on September 28, 2021.

(8)	Amendment No. 7 to the Administration Agreement between Registrant and SEI Investments Global Funds Services dated November 16, 2022 is incorporated herein by reference to Exhibit (h)(8) to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A filed on September 29, 2023.

(9)	Amendment No. 8 to the Administration Agreement between Registrant and SEI Investments Global Funds Services dated July 27, 2023 is incorporated herein by reference to Exhibit (h)(9) to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A filed on September 29, 2023.

(10)	Transfer Agency Services Agreement between Registrant and Atlantic Shareholder Services, LLC dated as of November 27, 2018 is incorporated herein by reference to Exhibit (h)(7) to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A filed on September 27, 2019.

(11)	First Amendment to the Transfer Agency Services Agreement between Registrant and Atlantic Shareholder Services, LLC dated November 27, 2018 and made effective July 1, 2020, is incorporated herein by reference to Exhibit (h)(8) to Post-Effective Amendment No. 41 to Registrant’s Registration Statement on Form N-1A filed on September 28, 2020.

(12)	Amended and Restated Waiver and Reimbursement Agreement between Registrant and Community Capital Management, LLC with respect to CRA Shares, Institutional Shares and Retail Shares of The Community Reinvestment Act Qualified Investment Fund is incorporated herein by reference to Exhibit (h)(8) to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A filed on September 27, 2019.

(13)	Services Plan for Retail Shares of The Community Reinvestment Act Qualified Investment Fund is incorporated herein by reference to Exhibit (h)(11) to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A filed on September 28, 2017.

(14)	Form of Servicing Agreement related to Services Plan for Retail Shares of the Community Reinvestment Act Qualified Investment Fund is incorporated herein by reference to Exhibit (h)(6) to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed on March 1, 2007.

(15)	The Amended and Restated Special Administrative Services Agreement between the CMM Community Impact Bond Fund (formerly "The Community Reinvestment Act Qualified Investment Fund") and Community Capital Management, LLC with respect to CRA Shares of the CMM Community Impact Bond Fund is incorporated herein by reference to Exhibit (h)(17) to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A filed on September 28, 2022.

(i)	(1)	Opinion and Consent of Drinker Biddle & Reath LLP dated June 7, 1999 is incorporated herein by reference to Exhibit (i) to Pre-Effective Amendment No. 2 to Registrant’s initial Registration Statement on Form N-1A filed on June 8, 1999.

(2)	Opinion and Consent of Drinker Biddle & Reath LLP with respect to Institutional Shares and Retail Shares of The Community Reinvestment Act Qualified Investment Fund is incorporated herein by reference to Exhibit (i)(2) to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed on March 1, 2007.

(j)	(1)	Consent of Faegre Drinker Biddle & Reath LLP is filed herewith.

(2)	Consent of Deloitte & Touche LLP is filed herewith.

(k)	None.

(l)	(1)	Share Purchase Agreement between Registrant and Community Capital Management, LLC dated as of June 1, 1999 is incorporated herein by reference to Exhibit (l) to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A filed on June 8, 1999.

(m)	(1)	Distribution Plan and Form of Agreement for CRA Shares of The Community Reinvestment Act Qualified Investment Fund is incorporated herein by reference to Exhibit (m)(1) to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A filed on June 8, 1999.

(2)	Forms of Agreements pursuant to Rule 12b-1 are incorporated herein by reference to Exhibit (m)(2) to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A filed on September 28, 2004.

(3)	Distribution Plan for Retail Shares of The Community Reinvestment Act Qualified Investment Fund is incorporated herein by reference to Exhibit (m)(3) to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed on March 1, 2007.

(n)	Amended and Restated Plan in Accordance with Rule 18f-3 is incorporated herein by reference to Exhibit (n) to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A filed on September 27, 2019.

(o)	Reserved.

(p)	(1)	Code of Ethics of Registrant is incorporated herein by reference to Exhibit (p)(1) to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A filed on September 28, 2006.

(2)	Code of Ethics of Community Capital Management, LLC is filed herewith.

(3)	Code of Ethics of SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (p)(3) to Post-Effective Amendment No. 36 to Registrant’s Registration Statement on Form N-1A filed on September 28, 2018.

(q)	Powers of Attorney are incorporated by reference to Exhibit (q) to Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A filed on September 28, 2021.

Item 29. Persons Controlled by or under Common Control with Registrant.

Registrant is controlled by its Board of Trustees.

Item 30. Indemnification.

Section 3817 of Title 12 of the Delaware Code authorizes a business trust to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions, if any, that are set forth in the business trust’s governing instrument.

Section 8.2 of Registrant’s Agreement and Declaration of Trust, incorporated herein by reference to Exhibit (a), provides for the indemnification of Registrant’s trustees and officers. Indemnification of Registrant’s principal underwriter against certain losses is provided for in Article 6 of the Distribution Agreement incorporated herein by reference to Exhibit (e). Limitations on the liability of the Registrant’s investment adviser are provided for in Section 9 of the Investment Management Agreement incorporated herein by reference to Exhibit (d)(1) hereto. Indemnification of Registrant’s custodian against certain losses is provided for in Article 8 of the Custody Agreement incorporated herein by reference to Exhibit (g)(1) to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A filed on May 29, 2013. Indemnification of Registrant’s administrator against certain losses is provided for in Section 5 of the Administration Agreement incorporated herein by reference to Exhibit (h)(1). Indemnification of Registrant’s transfer agent against certain losses is provided for in Section 3 of the Transfer Agency Agreement incorporated herein by reference to Exhibit (h)(9).

The trustees and officers of the Registrant are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

In no event will Registrant indemnify any of its trustees or officers against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Registrant will comply with Rule 484 under the Securities Act of 1933 (“Securities Act”) and Release No. 11330 under the Investment Company Act of 1940 in connection with any indemnification.

Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Advisor.

Community Capital Management, LLC (the “Advisor”) was organized under the laws of the State of Delaware as an investment advisory corporation in 1998.

The Advisor has no other business or other connections.

Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of the Advisor who are or who have been engaged in any other business, profession, vocation or employment of a substantial nature during the past two years.

Name	Position with Advisor	Position with Registrant	Position with Other Entity
Alyssa D. Greenspan	President/Chief Executive Officer/Chief Operating Officer	President	-- --
Stefanie J. Little	Chief Compliance Officer	Chief Compliance Officer	President-Little Consulting Group* Managing Member- Chenery Compliance Group**
Todd J. Cohen	Executive Chairman	--	Board Member, Jason Taylor Foundation***
James H. Malone	Chief Financial Officer	Treasurer	--

Board Member- Board of Education, Florida Conference of SDA Churches****

Treasurer and Board Member, Urban League of Broward County, Florida*****

Member of Board and Finance Committees, Plantation SDA/Sawgrass Adventist School******

Member of Board and Finance & Investment Committee - Admore Institute of Health*******

*	The principal address of Little Consulting Group is 11 Gina Marie Lane, Elkton, MD 21921.

**	The principal address of Chenery Compliance Group is 744 W. Lancaster Avenue, Devon Square, Suite 104, Wayne, PA 19087.

***	The principal address of Jason Taylor Foundation is 1575 N. Park Drive, #102, Weston, FL 33326.

****	The principal address of Board of Education, Florida Conference of SDA Churches is 351 S. State Road 434, Altamonte Springs, FL 32714.

*****	The principal address of Urban League of Broward County, Florida is 560 NW 27th Avenue, Fort Lauderdale, FL 33311.

******	The principal address of Plantation SDA/ Sawgrass Adventist School is 11701 NW 4th St, Plantation, FL 33325.

*******	The principal address of Ardmore Institute of Health is 20 3rd Ave NE, Ardmore, OK 73401.

Item 32. Principal Underwriters.

(a) SEI Investments Distribution Co. (the “Distributor”) serves as principal underwriter for Registrant’s shares. The Distributor also acts as distributor for:

SEI Daily Income Trust

SEI Tax Exempt Trust

SEI Institutional Managed Trust

SEI Institutional International Trust

The Advisors’ Inner Circle Fund

The Advisors’ Inner Circle Fund II

Bishop Street Funds

SEI Asset Allocation Trust

SEI Institutional Investments Trust

City National Rochdale Funds (f/k/a CNI Charter Funds)

Causeway Capital Management Trust

SEI Offshore Opportunity Fund II

ProShares Trust

Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)

SEI Offshore Advanced Strategy Series SPC

SEI Structured Credit Fund, LP

Global X Funds

ProShares Trust II

SEI Special Situations Fund

Exchange Traded Concepts Trust (f/k/a FaithShares Trust)

Schwab Strategic Trust

RiverPark Funds Trust

Adviser Managed Trust

SEI Core Property Fund

New Covenant Funds

KraneShares Trust

The Advisors’ Inner Circle Fund III

SEI Catholic Values Trust

SEI Hedge Fund SPC

SEI Energy Debt Fund

Gallery Trust

City National Rochdale Select Strategies Fund

City National Rochdale Strategic Credit Fund

Symmetry Panoramic Trust

Frost Family of Funds

Wilshire Private Markets Fund

Catholic Responsible Investments Funds

SEI Exchange Traded Funds

SEI Global Private Assets VI, L.P.

Quaker Investment Trust

SEI Alternative Income Fund

Global X Venture Fund

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”), and automated execution, clearing and settlement of securities transactions (“Market Link”).

(b) The table below provides information for each director, officer or partner of the Distributor:

Name and Principal Business Address*	Positions and Offices with the Distributor	Positions and Offices with Registrant
William M. Doran	Director	None
Kevin Crowe	Director	None
Paul F. Klauder	Director, President & Chief Executive Officer	None
Jason McGhin	Chief Operations Officer	None
Jennifer Campisi	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	None
John C. Munch	General Counsel & Secretary	None
John P. Coary	Chief Financial Officer & Treasurer	None
William M. Martin	Vice President	None
Christopher Rowan	Vice President	None
Judith A. Rager	Vice President	None
Robert M. Silvestri	Vice President	None
Gary Michael Reese	Vice President	None

*	The business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

(c) None.

Item 33. Location of Accounts and Records.

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Community Capital Management, LLC

261 North University Drive

Suite 520

Ft. Lauderdale, FL 33324

Faegre Drinker Biddle & Reath LLP

320 South Canal Street, Ste. 3300

Chicago, IL 60606

U.S. Bank National Association

50 South 16th Street

Suite 2000, 20th Floor

EX-PA-WBSP

Philadelphia, PA 19102

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Apex Fund Services

190 Middle Street, Suite 101

Portland, ME 04101

Item 34. Management Services.

Not applicable.

Item 35. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 47 to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 49 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ft. Lauderdale and the State of Florida on the 26th day of September, 2025.

Community Capital Trust

Registrant

/s/ Alyssa D. Greenspan

Alyssa D. Greenspan

President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacity and on the date indicated.

Signature		Title	Date

/s/ Alyssa D. Greenspan		President	September 26, 2025
Alyssa D. Greenspan

/s/ James Malone		Treasurer	September 26, 2025
James Malone

*John E. Taylor		Trustee and Chairman	September 26, 2025
John E. Taylor

* Robert Dickerson		Trustee	September 26, 2025
Robert Dickerson

*Irvin M. Henderson		Trustee	September 26, 2025
Irvin M. Henderson

*Robert Orrin Lehrman		Trustee	September 26, 2025
Robert Orrin Lehrman

*Heinz Riehl		Trustee	September 26, 2025
Heinz Riehl

*Mirian Saez		Trustee	September 26, 2025
Mirian Saez

/s/ Alyssa D. Greenspan
*By:	Alyssa D. Greenspan

Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Description
(j)(1)	Consent of Faegre Drinker Biddle & Reath LLP
(j)(2)	Consent of Deloitte & Touche LLP
(p)(2)	Code of Ethics of Community Capital Management, LLC